UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Bioventus Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

June 7, 2023

10:00 a.m. (Eastern Time)

Meeting to be held virtually

BIOVENTUS INC.

4721 EMPEROR BOULEVARD, STE. 100

DURHAM, NORTH CAROLINA 27703

Dear Fellow Stakeholders:

“Despite recent challenges, we maintain a strong, diversified business which participates in large and growing markets. We are focused on improving our execution and regaining investor confidence in 2023.”

ANTHONY P. BIHL III

April 27, 2023

I am excited to be writing to you as the newly appointed Interim Chief Executive Officer and member of the Board of Directors of Bioventus Inc. Having previously served as the Chief Executive Officer and member of the board of managers of Bioventus LLC for over six years until my retirement, I bring firsthand perspective and a working knowledge of the business. Reflecting upon our challenges and performance in 2022, we are prioritizing improving our execution and operational efficiencies with the resolve to accelerate our margin profile, rebuild our balance sheet and regain investor confidence. Despite our recent challenges, Bioventus remains a strong diversified business which participates in large and growing markets. Most importantly, we have a dedicated team of employees that are focused on delivering on our mission.

It is also my pleasure to invite you to attend the Annual Meeting of Stockholders of Bioventus Inc., to be held virtually on Wednesday, June 7, 2023, at 10:00 a.m., E.T. Details of the business to be conducted at the meeting are provided in the Notice of Annual Meeting of Stockholders and proxy statement enclosed with this letter. We encourage you to vote in advance of the Annual Meeting as it is important that your shares be represented and voted whether or not you plan to attend the meeting virtually.

In closing, on behalf of the Board of Directors, I would like to thank you for your continued support of Bioventus. While we are disappointed in our past year’s performance, we are confident in the earnings growth opportunities we have as we move through 2023. In the coming quarters, we look to regain your confidence in our ability to execute and deliver on our commitments, as we work to deliver profitable growth to create stakeholder value and improve the lives of the patients we serve.

Sincerely,

Anthony P. Bihl III

Interim Chief Executive Officer and Director

Notice of Annual Meeting of Stockholders

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Bioventus Inc. (the “Company”) will be held as follows:

Date

Wednesday, June 7, 2023

Time

10:00 a.m., Eastern Time

Where

The Annual Meeting will be a virtual meeting of stockholders to be held as a live webcast over the Internet at:

www.virtualshareholdermeeting.com/BVS2023

Record Date

April 12, 2023

Holders of our Class A and Class B common stock at the close of business on the record date are entitled to receive notice of, and to vote at, the Annual Meeting, or any postponement or adjournment thereof.

The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials (the “Internet Notice”), on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be postponed or adjourned from time to time without notice other than by announcement at the Annual Meeting.

Items of Business

1	To elect John A. Bartholdson, Patrick J. Beyer, William A. Hawkins, Mary Kay Ladone, and Susan M. Stalnecker as Class II directors to serve until the Company’s 2026 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified;

2	To approve the Bioventus Inc. 2023 Retention Equity Award Plan (the “2023 Plan”);

3	To ratify the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

4	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Proxy Voting

Your vote is important. We encourage you to mark, date, sign and return the enclosed proxy/voting instruction card or, if you prefer, to vote by telephone or by using the Internet.

April 27, 2023

By Order of the Board of Directors

Anthony D’Adamio

Senior Vice President, General Counsel and Secretary

Durham, North Carolina

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares is important to ensure the presence of a quorum at the Annual Meeting and will save the Company the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

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Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.

Annual Meeting Stockholders
DATE & TIME 10:00 a.m., Eastern Time on June 7, 2023 VIRTUAL MEETING www.virtualshareholdermeeting.com/BVS2023	RECORD DATE April 12, 2023 MAILING DATE This proxy statement will be first mailed or made available to stockholders on the Internet on or about April 27, 2023.

VOTING

Holders of our Class A common stock and Class B common stock as of the record date are entitled to vote. Each share of Class A common stock and Class B common stock is entitled to one vote for each of the proposals to be voted on.

A complete list of holders of record of our Class A common stock and Class B common stock will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting at our principal executive offices at 4721 Emperor Boulevard, Ste. 100, Durham, North Carolina 27703. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be postponed or adjourned from time to time without notice other than by announcement at the Annual Meeting.

Voting Matters and Vote Recommendation (pages 3 and 4)

The following table summarizes the proposals to be considered at the Annual Meeting and the Board’s voting recommendation with respect to each proposal.

Proposals	Board Vote Recommendation

Election of the Class II directors.	FOR

Approval of the 2023 Plan.	FOR

Ratification of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending 2023.	FOR

How to Cast Your Vote (page 8)
You can cast your votes by any of the following methods:
INTERNET (www.proxyvote.com) until 11:59 p.m., Eastern Time on Tuesday, June 6, 2023	TELEPHONE (1-800-690-6903) until 11:59 p.m., Eastern Time on Tuesday, June 6, 2023	MAIL Completing, signing and returning your proxy card or voting instruction card so that it is received by Tuesday, June 6, 2023

IN-PERSON

Whether you are a stockholder of record or hold your shares in “street name,” you may participate in and vote online at the Annual Meeting. You will need to enter your 16-digit control number (included in your Internet Notice, your proxy card or the voting instructions that accompanied your proxy materials) to vote your shares at the Annual Meeting. Instructions on how to attend the Annual Meeting live over the Internet, and how to vote your shares during the Annual Meeting, are posted at www.virtualshareholdermeeting.com/BVS2023.

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Proxy Statement

This proxy statement is furnished in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting to be held on Wednesday, June 7, 2023 at 10:00 a.m., Eastern Time, and at any postponement or adjournment thereof. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions and vote during the meeting by visiting www.virtualshareholdermeeting.com/BVS2023 and entering your 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of shares of our Class A common stock, $0.001 par value per share (“Class A common stock”), and Class B common stock, $0.001 par value per share (“Class B common stock” and, together with our Class A common stock, the “Common Stock”), as of the close of business on April 12, 2023 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof. As of the Record Date, there were 62,506,764 shares of Class A common stock and 15,786,737 shares of Class B common stock outstanding and entitled to vote at the Annual Meeting, representing 79.8% and 20.2% of the combined voting power of our Common Stock, respectively. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2022 (the “2022 Annual Report”) will be released on or about April 27, 2023 to our stockholders as of the Record Date.

In this proxy statement, “Bioventus”, “Company”, “we”, “us”, and “our” refer to Bioventus Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD JUNE 7, 2023.

This proxy statement and our 2022 Annual Report are available at http://www.proxyvote.com/. To view these materials please have your 16-digit control number(s) available that is included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. On this website, you can also elect to receive distributions of our proxy statements and annual reports to stockholders for future annual meetings of stockholders by electronic delivery. For specific instructions on making such an election, please refer to the instructions on your proxy card or voting instruction form.

Proposals

At the Annual Meeting, our stockholders will be asked:

•

Proposal 1: To elect John A. Bartholdson, Patrick J. Beyer, William A. Hawkins, Mary Kay Ladone, and Susan M. Stalnecker as Class II directors to serve until the 2026 annual meeting of stockholders and until their successors have been duly elected and qualified;

•	Proposal 2: To approve the 2023 Plan;

•	Proposal 3: To ratify the appointment of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

•	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

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Proxy Statement

Recommendations of the Board of Directors

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. You may also vote your shares online at the Annual Meeting. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote:

•

FOR Proposal 1: The election of John A. Bartholdson, Patrick J. Beyer, William A. Hawkins, Mary Kay Ladone, and Susan M. Stalnecker as Class II directors to serve until the 2026 annual meeting of stockholders and until their successors have been duly elected and qualified;

•	FOR Proposal 2: The approval of the 2023 Plan; and

•	FOR Proposal 3: The ratification of the appointment of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

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Information About this Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your Company shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Bioventus is making this proxy statement and its 2022 Annual Report available to its stockholders electronically via the Internet. On or about April 27, 2023, we will mail to our stockholders an Internet Notice containing instructions on how to access this proxy statement and our 2022 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2022 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. SEC rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered.

If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge Householding Department, by calling their toll free number, 1-866-540-7095 or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of your instructions at which time you will then be sent separate copies of the documents. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

Forward-Looking Statements. This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this proxy statement that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements concerning Bioventus’s future growth, benefits of acquisitions, strategy and expected customers. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Factors that could cause actual results to differ materially from those contemplated in this proxy statement include, but are not limited to, the adverse impacts on our business as a result of material weaknesses we have previously identified or a new material risk that could adversely affect our ability to report our results of operations and financial condition accurately and in a timely manner; our ability to continue to fund our operations for at least the next twelve months as a going concern; our ability to execute on our business strategy; our ability to attract, retain and motivate our senior management team and highly qualified personnel; we might not meet certain of our debt covenants under our Credit Agreement and might be required to repay our indebtedness; restrictions on operations and other costs associated with our indebtedness; we maintain cash at financial institutions, often in balances that exceed federally insured limits; we are subject to securities class action litigation and may be subject to similar or other litigation in the future, which will require significant management time and attention, result in significant legal expenses and may result in unfavorable outcomes; our ability to complete acquisitions or successfully integrate new businesses, products or

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INFORMATION ABOUT THIS PROXY STATEMENT

technologies in a cost-effective and non-disruptive manner; competition against other companies; and the other risks identified in the Risk Factors section of the Company’s public filings with the SEC, including Bioventus’ Annual Report on Form 10-K for the period ended December 31, 2022, and as such factors may be further updated from time to time in Bioventus’ other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investor Relations page of Bioventus’ website at ir.bioventus.com. Actual results may differ from those set forth in this proxy statement due to the risks and uncertainties inherent in the Company’s business.

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Questions and Answers About the 2023 Annual Meeting of Stockholders

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 12, 2023. You are entitled to vote at the Annual Meeting only if you were a holder of record of Common Stock at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 62,506,764 shares of Class A common stock and 15,786,737 shares of Class B common stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. If you are a record holder, your set of proxy materials has been sent to you directly by the Company.

Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf. Proxy materials have been forwarded to you by that organization if your shares are held in “street name.”

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of the proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name and you would like to vote at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/BVS2023 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

Who can attend the Annual Meeting?

Bioventus has decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting online only if you are a Bioventus stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/BVS2023. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you may visit www.virtualshareholdermeeting.com/BVS2023 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.

If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you

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QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING OF STOCKHOLDERS

choose to attend the Annual Meeting online and/or vote over the Internet. The meeting webcast will begin promptly at 10:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m., Eastern Time, and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, either (i) the person presiding over the meeting or (ii) if directed to be voted on by the person presiding over the meeting, a majority in voting power of the stockholders entitled to vote at the meeting, present electronically or represented by proxy, shall have power to adjourn the meeting from time to time until a quorum is present or represented.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote:

•	by Internet—you can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;

•	by telephone—you can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•	by mail—you can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or

•	by voting online during the Annual Meeting—you can vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/BVS2023.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 6, 2023. Mailed proxy cards must be received by June 6, 2023 in order to be counted at the Annual Meeting. To participate in the Annual Meeting, including to vote via the Internet or telephone or electronically during the meeting, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to virtually attend the Annual Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are held in “street name,” you may visit www.virtualshareholdermeeting.com/BVS2023 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.

What if I lose my 16-digit control number?

If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

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QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING OF STOCKHOLDERS

Can I change my vote after I submit my proxy?

Yes. If you are a registered stockholder, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;

•	by granting a subsequent proxy through the Internet or telephone

•	by giving written notice of revocation to the Secretary of Bioventus (the “Secretary”) prior to the Annual Meeting; or

•	by voting online during the Annual Meeting by going to www.virtualshareholdermeeting.com/BVS2023.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote during the Annual Meeting by obtaining your 16-digit control number from your bank or broker or otherwise voting through your bank or broker.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 4 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. Delaware law does not provide stockholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Why hold a virtual meeting?

A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions and vote by visiting www.virtualshareholdermeeting.com/BVS2023 by following the instructions above. Stockholders will have similar rights and opportunities to participate at the Annual Meeting as they would at an in-person meeting.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We encourage stockholders to log into the virtual Annual Meeting beginning 15 minutes prior to the start of the Annual Meeting to test their Internet connectivity. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/BVS2023.

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QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING OF STOCKHOLDERS

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, for up to fifteen (15) minutes following the completion of the Annual Meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to one question in order to allow us to answer questions from as many stockholders as possible. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•	irrelevant to the business of the Company or to the business of the Annual Meeting;

•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

•	related to any pending, threatened or ongoing litigation;

•	related to personal grievances;

•	derogatory references to individuals or that are otherwise in bad taste;

•	substantially repetitious of questions already made by another stockholder;

•	in excess of the question limit;

•	in furtherance of the stockholder’s personal or business interests; or

•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the Annual Meeting or Secretary in their reasonable judgment.

Questions and answers may be grouped by topic, and we may group substantially similar questions together and answer them once. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we encourage stockholders to contact us separately after the Annual Meeting.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes

Proposal 1: Election of Directors	The plurality of the votes cast. This means that five nominees receiving the highest number of affirmative “For” votes will be elected as Class II directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Approval of the 2023 Plan	The affirmative vote of the holders of a majority in voting power of the votes cast.	Abstentions and broker non-votes, if any, will have no effect.

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of Proposal 1, or an “abstention,” in the case of Proposal 2 and Proposal 3, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum.

Votes withheld and abstentions are not considered to be votes cast, therefore votes withheld have no effect on Proposal 1 and abstentions have no effect on Proposal 2 or Proposal 3.

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QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING OF STOCKHOLDERS

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (i) has not received voting instructions from the beneficial owner and (ii) lacks discretionary voting power to vote those shares. A broker is entitled, but not obligated, to vote shares held for a beneficial owner on routine matters, such as Proposal 3 (the ratification of the appointment of Grant Thornton as the Company’s independent registered public accounting firm), without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as Proposal 1 (election of directors) and Proposal 2 (approval of the 2023 Plan). Broker non-votes count for purposes of determining whether a quorum is present. Broker non-votes, if any, will have no effect on Proposal 1 and Proposal 2. We do not expect broker non-votes for Proposal 3.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days after the Annual Meeting.

Who is paying for this proxy solicitation?

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

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Proposals to be Voted on

Proposal 1: Election of Directors

At the Annual Meeting, five (5) Class II directors are to be elected to hold office until the annual meeting of stockholders to be held in 2026 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

As set forth in our Amended and Restated Certificate of Incorporation (the “Charter”), the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms are then expiring are elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose term will expire at the 2025 annual meeting of stockholders and whose subsequent term will expire at the 2028 annual meeting of stockholders; Class II, whose current term expires at the Annual Meeting and whose subsequent term will expire at the 2026 annual meeting of stockholders; and Class III, whose term will expire at the 2024 annual meeting of stockholders and whose subsequent term will expire at the 2027 annual meeting of stockholders.

The Class I directors are Michelle McMurry-Heath, Guido J. Neels, and Guy P. Nohra; the current Class II directors are John A. Bartholdson, Patrick J. Beyer, William A. Hawkins, Mary Kay Ladone, and Susan M. Stalnecker; and the current Class III directors are Anthony P. Bihl III, Philip G. Cowdy and Martin P. Sutter. Our Board has nominated all of the current Class II directors for re-election at the Annual Meeting.

In connection with the initial public offering of our Class A common stock in February 2021 (the “IPO”), we entered into a Stockholders Agreement with certain stockholders of the Company (the “Stockholders Agreement”) and our subsidiary, Bioventus LLC (“BV LLC”). Under the Stockholders Agreement, the Essex Stockholders (as defined in the Stockholders Agreement) have designated Messrs. Neels (Class I) and Sutter (Class III) and the S+N Stockholders (as defined in the Stockholders Agreement) have designated Mr. Cowdy (Class III) for election to the Board. As a result of the Stockholders Agreement and the aggregate voting power of the parties to the agreement, we expect that the parties to the agreement will significantly influence certain elections of directors. For more information, see “Certain Relationships and Related Person Transactions—Stockholders Agreement.”

In the event that any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the five nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

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PROPOSALS TO BE VOTED ON

Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR the election of the below Class II director nominees.

CLASS II DIRECTORS (TERMS TO EXPIRE AT THE ANNUAL MEETING)

The current members of the Board who are Class II directors are as follows:

Name	Age	Served as a Director Since	Positions with Bioventus

John A. Bartholdson	52	2023	Director

Patrick J. Beyer	57	2021	Director

William A. Hawkins	69	2020	Chairperson

Mary Kay Ladone	56	2021	Director

Susan M. Stalnecker	61	2020	Director

The principal occupations and business experience, for at least the past five years, of each Class II director are as follows:

Age 52 Director Since 2023 Committee Memberships • N/A

John A. Bartholdson

Professional Highlights

John A. Bartholdson was appointed as a member of the Board in January 2023 and his appointment became effective January 8, 2023. Mr. Bartholdson is the co-founder and has been a Partner of Juniper Investment Company, a private investment management firm that invests in publicly traded and private companies through concentrated ownership positions, since its inception in 2007. Mr. Bartholdson has 25 years of experience leading and overseeing private and public equity investments. His experience includes extensive management oversight, service on multiple public and private company boards, and deep transactional expertise. Mr. Bartholdson presently serves as the Chairman of the board of directors of Theragenics Corporation, a medical device company serving the surgical products and prostate cancer treatment markets. From 2019, he has been a member of the board of directors of Lincoln Educational Services Corporation, a public company and a leading provider of career education and training services, and presently serves on its compensation, audit and nominating and corporate governance committees. Previously, he served as a member of the board of directors of Obagi Medical Products, Inc., a public specialty pharmaceutical company, until its acquisition by Valeant Pharmaceuticals in 2013. In addition, Mr. Bartholdson has previously served on the board of directors of numerous private companies. Mr. Bartholdson was a Partner of Stonington Partners, where he worked from 1997 to 2011. Prior to that, he was an analyst at Merrill Lynch Capital Partners from 1992 to 1994. Mr. Bartholdson received his Bachelor of Arts from Duke University and his Master of Business Administration from Stanford Graduate School of Business.

Other Relevant Experience

Mr. Bartholdson is qualified to serve on the Board because of his professional investor perspective on stockholder and related matters and his significant governance, finance, capital markets and transactional experience on multiple public and private company boards.

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PROPOSALS TO BE VOTED ON

Age 57 Director Since 2021 Committee Memberships • Audit and Risk

Patrick J. Beyer

Professional Highlights

Patrick J. Beyer has served as a member of the Board since October 2021. Mr. Beyer is the President of International and Global Orthopedics for ConMed Corporation, a publicly held medical technology company, a position in which he has served since October 2020. He previously served as President of ConMed International from December 2014 to October 2020. Prior to joining ConMed, Mr. Beyer served as Chief Executive Officer of ICNet, a privately held infectious control software company from 2010 to 2014 when the company was sold. Prior to this, he spent 21 years at Stryker Corporation where he led Stryker Europe from 2005 to 2009; Stryker UK, South Africa and Ireland from 2002 to 2005 and Stryker Medical from 1999 to 2002. Mr. Beyer previously served on the board of directors of Misonix, Inc. from May 2021 to October 2021, where he was a member of its audit committee. Mr. Beyer graduated from Kalamazoo College with a Bachelor of Arts in Economics, Western Michigan University with a Master of Business Administration in Finance and Harvard Business School’s Advanced Management Program.

Other Relevant Experience

Mr. Beyer is qualified to serve on the Board because of his extensive experience in international healthcare markets, his previous service as a chief executive officer and his broad business and public company experience.

Age 69 Director Since 2020 Committee Memberships • Compliance, Ethics and Culture (Chairperson)

William A. Hawkins

Professional Highlights

William A. Hawkins has served on our Board as Chairperson since September 2020. Mr. Hawkins is a Senior Advisor to EW Healthcare Partners, a leading private equity firm investing in life sciences, which he joined in 2017. From October 2011 to July 2015, Mr. Hawkins served as President and Chief Executive Officer of Immucor, Inc., a leading provider of transfusion and transplantation diagnostic products worldwide. Prior to that, Mr. Hawkins served in positions of increasing responsibility at Medtronic, Inc., a prominent medical technology company, from January 2002 to June 2011, most recently serving as its Chief Executive Officer from November 2007 to June 2011. Mr. Hawkins served as President and Chief Executive Officer of Novoste Corporation, a global leader in the field of vascular brachytherapy, from 1988 to 2002 and has also held several senior leadership positions at American Home Products (now known as Wyeth, LLC), Johnson & Johnson, Guidant Corp. and Eli Lilly and Co. Mr. Hawkins served as a member of the board of managers of BV LLC from January 2016 until our IPO. Mr. Hawkins also currently serves on the board of directors of Biogen Inc. and MiMedx Group Inc., each a public biopharmaceutical company; and Baebies, Inc., Cirtec Medical Corp., Immucor, Inc., Enterra Medical and Virtue Labs, LLC, each a privately-held life science company. Mr. Hawkins serves on the compensation committee of Biogen and chairs the ethics and compliance committee of MiMedx. Mr. Hawkins previously served on the board of directors of Avanos Medical, Inc. from 2015 to April 2021. Mr. Hawkins was elected to the Duke University Board of Trustees in 2011 and currently serves as its Vice Chairman. Mr. Hawkins is also Chair of the Duke University Health System board of directors and a member of the board of directors of the North Carolina Biotechnology Center and the Focused Ultrasound Foundation Society. Mr. Hawkins holds a Master of Business Administration from the University of Virginia Darden School of Business and received a Bachelor of Science in electrical and biomedical engineering from Duke University.

Other Relevant Experience

Mr. Hawkins is qualified to serve on the Board because of his experience in and knowledge of the life science industry from a commercial, operational and financial perspective, including his experience as a chief executive officer of a prominent publicly traded company in the medical device industry.

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PROPOSALS TO BE VOTED ON

Age 56 Director Since 2021 Committee Memberships • Audit and Risk • Compensation

Mary Kay Ladone

Professional Highlights

Mary Kay Ladone has served as a member of the Board since July 2021. Ms. Ladone served as Senior Vice President, Corporate Development, Strategy and Investor Relations, of Hill-Rom Holdings, Inc. (“Hill-Rom”), a medical technology provider, from December 2018 to December 2021. Ms. Ladone previously served as Hill-Rom’s Vice President, Investor Relations, from July 2016 to December 2018. Ms. Ladone served as Senior Vice President, Investor Relations, of Baxalta Inc. from 2015 to 2016 before joining Hill-Rom. Prior to Baxalta Inc., Ms. Ladone served in a variety of senior finance, business development and investor relations roles for Baxter International, Inc. Since March 2022, Ms. Ladone has also served on the board of directors of Inogen Inc., a publicly traded supplemental oxygen therapies provider, where she is a member of the audit and compensation committees. Ms. Ladone also serves on the board of directors of Kestra Medical Technologies, Inc., a privately held wearable medical device and digital healthcare company, where she has been the chair of the audit committee since September 2022. Ms. Ladone holds a Bachelor of Arts in Finance and Economics from the University of Notre Dame.

Other Relevant Experience

Ms. Ladone is qualified to serve on the Board because of her significant finance and investor relations, talent management, and M&A experience at large healthcare companies.

Age 61 Director Since 2020 Committee Memberships • Audit and Risk (Chairperson) • Compliance, Ethics and Culture

Susan Stalnecker

Professional Highlights

Susan M. Stalnecker has served as a member of the Board since September 2020. Ms. Stalnecker has been a Senior Advisor at Boston Consulting Group, a global management consulting firm, since March 2016. Ms. Stalnecker served as Vice President of E.I. duPont de Nemours and Co. (now known as DuPont de Nemours, Inc., or DuPont), a diversified science and innovations public company and leader in the fields of healthcare, electronics and transportation, from December 1976 until she retired in 2016. During her nearly 40-year career at DuPont, Ms. Stalnecker served in several senior leadership roles including Vice President, Treasurer & M&A; Vice President, Risk Management; Vice President, Government and Consumer Markets; and Vice President, Productivity & Shared Services. Ms. Stalnecker served as a member of the board of managers of BV LLC from November 2018 until our IPO. Ms. Stalnecker also currently serves on the board of directors of Leidos Holding, Inc. and Optimum Funds McQuairie, and serves on the Board of Trustees of the Duke Health System. She also serves on the audit & finance committee of Leidos Inc., the audit committee of Optimum Funds McQuairie and the compliance, audit & finance committees of the Duke Health System. Ms. Stalnecker holds a Master of Business Administration from The Wharton School of the University of Pennsylvania and received her Bachelor of Arts from Duke University.

Other Relevant Experience

Ms. Stalnecker is qualified to serve on the Board because of her qualifications as a financial expert and her extensive experience in treasury, governance, risk management and investment experience, and her service as a director of other public companies.

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PROPOSALS TO BE VOTED ON

CONTINUING MEMBERS OF THE BOARD :

The current members of the Board who are Class III directors are as follows:

Name	Age	Served as a Director Since	Positions with Bioventus
Anthony P Bihl III	66	2023	Interim Chief Executive Officer and Director
Philip G. Cowdy	55	2020	Director
Martin P. Sutter	67	2020	Director

The principal occupations and business experience, for at least the past five years, of each Class III director are as follows:

Age 66 Interim Chief Executive Officer and Director Since 2023 Committee Memberships • N/A

Anthony P. Bihl III

Professional Highlights

Anthony P. Bihl III has served as our Interim Chief Executive Officer and as a member of the Board since April 2023. Mr. Bihl previously served as Chief Executive Officer and a member of the board of managers of BV LLC, the Company’s subsidiary, from December 2013 to April 2020. From June 2011 through June 2012, he was Group President of American Medical Systems (“AMS”), a subsidiary of Endo Pharmaceuticals. Mr. Bihl was President, Chief Executive Officer and a director of AMS from April 2008 until Endo acquired AMS in June 2011. He served as Chief Executive Officer of the Diagnostics Division of Siemens Medical Solutions from January to November 2007, and as President of the Diagnostics Division of Bayer HealthCare from 2004 through 2006. Prior to that, Mr. Bihl served in a number of operations and finance roles at Bayer HealthCare and for over 20 years at E.I. DuPont. Mr. Bihl is a director and Chairman of the Board of Spectral Medical, Inc. (TSX: EDTXF), a Canadian company that develops products for the diagnosis and treatment of severe sepsis and septic shock, and Sonendo, Inc. (NYSE: SONX), a leading dental technology company that began trading on the New York Stock Exchange on October 29, 2021. Mr. Bihl previously served on the board of directors of Meridian Bioscience, Inc. from 2020 to 2023. Mr. Bihl previously served as a member of the board of directors of Nuvectra Corporation (OTC: NVTRQ) from March 2016 to May 2020 and prior to March 2016, served on the board of directors of Integer Holdings Corporation (NYSE: ITGR) before it spun off Nuvectra and on the board of directors of Flowonix Medical Inc., a privately-held company that develops and markets targeted drug delivery platforms, from July 2020 to March 2022. Mr. Bihl holds a Bachelor of Science in Business Administration from the Pennsylvania State University.

Other Relevant Experience

We believe Mr. Bihl is qualified to serve on the Board because of his extensive knowledge of the Company given his prior experience as Chief Executive Officer and member of the board of managers of BV LLC and his vast experience as a public company director in the medical device industry.

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PROPOSALS TO BE VOTED ON

Age 55 Director Since 2020 Committee Memberships • Nominating and Corporate Governance

Philip G. Cowdy

Professional Highlights

Philip G. Cowdy has served as a member of the Board since 2020. Mr. Cowdy has served as the Chief Business Development and Corporate Affairs Officer for Smith & Nephew plc, a medical equipment manufacturing company, since 2018. Since joining Smith & Nephew plc in June 2008, he has also served as Executive Vice President of Business Development and Corporate Affairs, Head of Corporate Affairs and Strategic Planning, Group Director of Corporate Affairs and Director of Investor Relations. Prior to joining Smith & Nephew plc, Mr. Cowdy served as a Senior Director at Deutsche Bank for 13 years, providing corporate finance and equity capital markets advice to a variety of UK-based companies. Mr. Cowdy served as a member of the board of managers of BV LLC from January 2012 to October 2017 and again from July 2018 until the time of our IPO, and has served as a member of its audit, compliance and quality committee. Mr. Cowdy received his Bachelor of Science in Natural Sciences from Durham University (UK) and is a qualified chartered accountant.

Other Relevant Experience

Mr. Cowdy is qualified to serve on the Board because of his experience in the industry, his finance experience, and his knowledge of the Company.

Age 67 Director Since 2020 Committee Memberships • Nominating and Corporate Governance (Chairperson)

Martin P. Sutter

Professional Highlights

Martin P. Sutter has served as a member of our Board since 2020. Mr. Sutter is one of the two founding Managing Directors of EW Healthcare Partners (previously known as Essex Woodlands), one of the oldest and largest life sciences and healthcare focused growth equity and venture capital firms, which he formed in 1985. Mr. Sutter has more than 35 years of management experience in operations, marketing, finance and venture capital. Mr. Sutter served as a member of the board of managers of BV LLC from May 2012 until the time of our IPO. Mr. Sutter also currently serves on the board of directors of MiMedx Group, Inc., a publicly traded regenerative medicine life sciences company, and Prolacta Biosciences, Inc., a privately held life sciences company. Mr. Sutter has also previously served on the board of directors of Abiomed, Inc., Tissue Tech, Inc. and Suneva Medical, Inc. Mr. Sutter currently serves on the compensation and nominating and governance committees of MiMedx Group, Inc. and Prolacta Biosciences, Inc. and previously served on the compensation and nominating and governance committee of Abiomed, Inc. Mr. Sutter holds a Master of Business Administration from the University of Houston and received his Bachelor of Science from Louisiana State University.

Other Relevant Experience

Mr. Sutter was selected to serve on the Board because of his extensive experience in the life sciences industry, his investment experience, and his service as a director of other life sciences companies.

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PROPOSALS TO BE VOTED ON

The current members of the Board who are Class I directors are as follows:

Name	Age	Served as a Director Since	Positions with Bioventus
Michelle McMurry-Heath	52	2022	Director
Guido J. Neels	72	2020	Director
Guy P. Nohra	62	2020	Director

The principal occupations and business experience, for at least the past five years, of each Class I director are as follows:

Age 52 Director Since 2022 Committee Memberships • Compliance, Ethics and Culture • Nominating and Corporate Governance

Michelle McMurry-Heath

Professional Highlights

Michelle McMurry-Heath MD, PhD has served as a member of the Board since January 2022. Dr. McMurry-Heath served as President and Chief Operating Officer of the Biotechnology Innovation Organization, a membership and advocacy organization focused on improving biotech research and applying biotech innovations to major healthcare challenges, from 2020 to 2022. Dr. McMurry-Heath was previously with Johnson & Johnson (“J&J”) from 2014 to 2020, where she served as Global Head of Evidence Generation for Medical Device Companies, and then Vice President of Global External Innovation and Global Leader for Regulatory Sciences. Prior to her time at J&J, Dr. McMurry-Heath was a key science policy leader in government, conducting a comprehensive analysis of the National Science Foundation’s policies, programs and personnel. President Obama then named her associate science director of the FDA’s Center for Devices and Radiological Health where she served from 2010 to 2014. From 2005 to 2010, Dr. McMurry-Heath was Director of the Health, Biomedical Science and Society Policy Program at the Aspen Institute. Dr. McMurry-Heath began her career as a Senior Policy Advisor for Senator Joseph Lieberman for Health, Social, and Biomedical Innovation Policy from 2001 to 2004. She later served as a Robert Wood Johnson Health and Society Scholar at the University of California, San Francisco and Berkeley from 2004 to 2005 and a Mcarthur Fellow, Global Health for the Council on Foreign Relations from 2004 to 2006. Dr. McMurry-Heath also serves on the board of directors at publicly traded PerkinElmer, where she is a member of the audit committee. Dr. McMurry-Heath received her M.D./Ph.D. in Immunology from Duke University’s Medical Scientist Training Program, becoming the first African American to graduate from the prestigious program and her AB in Biochemistry from Harvard University.

Other Relevant Experience

Dr. McMurry-Heath’s significant policy, regulatory, commercial health care and advocacy experience make her qualified to serve on the Board.

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PROPOSALS TO BE VOTED ON

Age 72 Director Since 2020 Committee Memberships • Compensation

Guido J. Neels

Professional Highlights

Guido J. Neels has served as a member of our Board since 2020. Mr. Neels has been with EW Healthcare Partners (formerly Essex Woodlands), a healthcare growth equity and venture capital firm, since August 2006, where he has served as Operating Partner since 2013. Prior to joining EW Healthcare Partners, Mr. Neels served in a variety of management positions at Guidant Corporation, a developer of cardiovascular medical products. From July 2004 until retiring in November 2005, Mr. Neels served as Guidant’s Chief Operating Officer, where he was responsible for the global operations of Guidant’s four operating units: Cardiac Rhythm Management, Vascular Intervention, Cardiac Surgery and Endovascular Solutions. From December 2002 to July 2004, Mr. Neels served as Guidant’s Group Chairman, Office of the President, responsible for worldwide sales operations, corporate communications, corporate marketing, investor relations and government relations. In January 2000, Mr. Neels was named Guidant’s President, Europe, Middle East, Africa and Canada. In addition, Mr. Neels served as Guidant’s Vice President, Global Marketing, Vascular Intervention, from 1996 to 2000 and as Guidant’s General Manager, Germany and Central Europe, from 1994 to 1996. Mr. Neels served as a member of the board of managers of BV LLC from May 2012 until the time of our IPO. Mr. Neels also currently serves on the board of directors of Axogen, Inc. and is a member of its compensation committee. Mr. Neels previously served on the board of directors of Endologix, Inc. from December 2010 to June 2019 and on the board of directors of Entellus Medical from November 2009 to February 2018, each of which is a public company. Mr. Neels holds a Master of Business Administration from the Stanford University Graduate School of Business and received his Business Engineering degree from the University of Leuven in Belgium.

Other Relevant Experience

Mr. Neels is qualified to serve on the Board because of his experience in the industry, familiarity with serving on the boards of public companies and his knowledge of our business.

Age 62 Director Since 2020 Committee Memberships • Compensation (Chairperson)

Guy P. Nohra

Professional Highlights

Guy P. Nohra has served as a member of the Board since 2020. In March 1996, Mr. Nohra co-founded Alta Partners, a life sciences venture capital firm, and he has since been involved in the funding and development of numerous medical technology and life sciences companies. Mr. Nohra served as a member of the board of managers of BV LLC from May 2012 until the time of our IPO. Mr. Nohra currently serves as a member of the board of directors of Spiral Therapeutics, Inc., a private life sciences company. He also previously served on the board of directors of various public companies, including ATS Medical, Inc., Cutera, Inc., AcelRx Pharmaceuticals, Inc., and ZS Pharma, as well as several private companies, including Bionure, Inc., Sanifit Therapeutics S.A., Carbylan Biosurgery, Inc., Cerenis Therapeutics, Coapt Systems, Paracor Medical, Inc. and PneumRx. Mr. Nohra holds a Master of Business Administration from the University of Chicago and received his Bachelor of Arts in History from Stanford University.

Other Relevant Experience

Mr. Nohra is qualified to serve on the Board because of his extensive experience in the life sciences industry, his investment and development experience, and his service as a director of other life sciences companies.

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PROPOSALS TO BE VOTED ON

Proposal 2: Approval of the Bioventus Inc. 2023 Retention Equity Award Plan

The Company is seeking stockholder approval of its 2023 Retention Equity Award Plan including the reservation of 600,000 shares of Class A common stock issuable under the 2023 Plan in the form of restricted stock unit awards (“RSUs”). The Board adopted the 2023 Plan on April 17, 2023, subject to stockholder approval at the Annual Meeting. To date, no awards have been granted under the 2023 Plan.

The purpose of the 2023 Plan is to retain and motivate critical employees of the Company over the short-term, including primarily employees at director level and above (which comprise executive management of the Company as well as other key employees), to further align their interests with those of its stockholders and contribute to the successful performance of the Company. Because the Company failed to achieve certain financial performance metrics in 2022, no incentive bonuses were paid by the Company to executive management for 2022. As such, the Board believes that to remain competitive with comparable companies which often have greater resources to attract and retain key talent, the Company must continue to provide its critical employees with the opportunity to obtain equity in the Company over the short-term and that not doing so would put the Company at a competitive disadvantage.

The Company currently makes equity awards under the Bioventus Inc. 2021 Equity Incentive Plan (the “2021 Incentive Plan”), which was approved in connection with its IPO. The purpose of the 2021 Incentive Plan is to link the individual interests of eligible participants (including employees, consultants and non-employee directors of the Company) to those of the Company’s stockholders by providing them long-term incentives for outstanding performance to generate superior returns to Company stockholders. As such, the equity awards made under the 2021 Incentive Plan typically vest over a 4-year period and are in the form of stock options or RSUs (though other forms of equity and cash awards may be made under the plan). By contrast, the 2023 Plan is structured to promote retention of a select group of critical employees over the short-term. As such, the Board currently intends that RSU awards granted under the 2023 Plan will vest one-half on the 12-month anniversary of the vesting commencement date, with the remaining 50% of the award vesting on the 18-month anniversary of the vesting commencement date, subject to continued employment.

As of April 12, 2023, approximately 90 employees (director level and above) of the Company’s total 1,052 employees would be eligible to participate in the 2023 Plan. The closing price of the Company’s common stock on the Nasdaq Global Select Market on April 12, 2023 was $1.09.

In this Proposal 2, the Board is asking the stockholders to approve the 2023 Plan. The full text of the 2023 Plan is attached as Annex A to this proxy statement.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR the Approval of the 2023 Plan.

Summary of the 2023 Plan

Following is a summary of the principal features of the 2023 Plan, which assumes this Proposal 2 is approved by our stockholders.

Principal Features of the 2023 Plan	Description
Share Reserve:	600,000 shares of Class A common stock.
The number of shares available for issuance from the share reserve will be reduced by one share for each share granted pursuant to awards awarded under the 2023 Plan.
Award Types:	Only RSUs are permitted under the 2023 Plan.
Eligibility:

Generally, only employees at the director level and above are eligible to receive awards under the 2023 Plan. However, the administrator of the 2023 Plan may grant RSUs under the 2023 Plan to employees below the director level when the administrator determines in its discretion that such awards are warranted for retentive purposes or for other reasons consistent with the purposes of the 2023 Plan.

Vesting:	Determined by the Board or a committee designated by the Board.
Termination Date:	April 17, 2033

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PROPOSALS TO BE VOTED ON

Administration

The 2023 Plan will be administered by the Board or a committee designated by the Board constituted in a manner that permits grants of awards to our officers or directors and related transactions to be exempt from Section 16(b) of the Exchange Act. The plan administrator will have the full authority to select recipients of the grants, determine the terms and conditions of each award (including any vesting schedule), establish additional terms, conditions, rules, or procedures to accommodate rules or laws of applicable non-U.S. jurisdictions, adjust awards, and to take any other action deemed appropriate; however, no action may be taken that is inconsistent with the terms of the 2023 Plan.

To the extent permitted by applicable law, the Board or designated committee may delegate to a committee of one or more officers of the Company the authority to make awards or to take other actions pursuant to the 2023 Plan, but in no event shall an officer be delegated the authority to grant awards to, or amend awards held by, individuals who are subject to Section 16 of the Exchange Act or officers to whom authority to grant or amend awards has been delegated. Any such delegation will be subject to the restrictions and limits that the Board or committee specifies at the time of such delegation, and may be rescinded at any time by the Board.

Available Shares

Subject to adjustment upon certain corporate transactions or events, the maximum aggregate number of shares of our common stock which may be issued pursuant to all awards is 600,000 shares of our Class A common stock. Any shares covered by an award that is forfeited, canceled, or expires will be deemed to have not been issued for purposes of determining the maximum aggregate number of shares which may be issued under the 2023 Plan. Shares that actually have been issued under the 2023 Plan pursuant to an award will not be returned to the 2023 Plan and will not become available for future issuance under the 2023 Plan, other than unvested shares that are forfeited or repurchased by our Company. In the event tax withholding obligations are satisfied by tendering or withholding shares, any shares so tendered or withheld are not again available for awards under the 2023 Plan.

Dividends

No dividend or dividend equivalent will be paid on any unvested award, nor will dividends accrue with respect to unvested portions of awards.

Eligibility and Types of Awards

The 2023 Plan will permit the Company to issue RSUs to eligible employees of the Company and any subsidiaries. Generally, only employees at the director level and above are eligible to receive awards under the 2023 Plan, but the plan administrator may grant RSUs under the 2023 Plan to employees below the director level when the administrator determines in its discretion that such awards are warranted for retentive purposes or for other reasons consistent with the purposes of the 2023 Plan.

An RSU is a right to receive stock, cash equal to the value of a share of stock, other securities, or a combination of these three elements, at the end of a set period or following the attainment of performance criteria. No stock is issued at the time of grant. The plan administrator determines the terms of the RSU award, including the size of the RSU award, the vesting criteria (which may include continued service for a specified period of time or achievement of performance goals), and form (stock or cash) in which the award will be settled, all of which will be set forth in a form of RSU award agreement between the Company and the participant. If a participant’s service terminates before the RSU is fully vested, the unvested portion of the RSU award generally will be forfeited to the Company, unless the plan administrator determines otherwise in connection with a participant’s death, retirement, disability, or other specified termination of service.

Change in Control

In connection with a change in control, unless the plan administrator elects to accelerate vesting of an award or terminate an award in exchange for cash, rights, or property, then such award will continue in effect or be assumed or an equivalent award substituted by the successor corporation in connection with the change in control. In the event an award continues in effect or is assumed or an equivalent award substituted, and the participant incurs a termination of service by the Company or its successor without cause, upon or within 12 months following the change in control, then such participant will become fully vested in such continued, assumed or substituted award upon such termination. The plan administrator is not required to treat all awards in the same way.

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PROPOSALS TO BE VOTED ON

Tax Withholding

The plan administrator may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (i) causing the participant to tender a cash payment, (ii) withholding shares from the shares issued or otherwise issuable to the participant in connection with the award, (iii) delivering already-owned shares, (iv) selling shares from the shares issued or otherwise issuable to the participant in connection with the award, (v) withholding cash from an award settled in cash or other amounts payable to the participant, and/or (vi) any other means that the plan administrator determines both to comply with applicable laws and be consistent with the purposes of the 2023 Plan.

Clawback Policy

All awards under the 2023 Plan will be subject to reduction, forfeiture or recoupment to the extent necessary to comply with any applicable clawback, forfeiture or other similar policy adopted by the Board and as in effect from time to time or applicable law. Further, to the extent that a participant receives any amount in excess of the amount that the participant should otherwise have received under the terms of an award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the participant may be required to repay any such excess amount to the Company.

Amendment and Termination

The Board generally may amend, suspend, or terminate the 2023 Plan. However, it may not amend the 2023 Plan to increase the number of shares reserved under the 2023 Plan or extend the expiration date of the 2023 Plan without stockholder approval.

Summary of Federal Income Tax Consequences of the 2023 Plan

The following summary is intended only as a general guide to certain U.S. federal income tax consequences under current law of participation in the 2023 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on any participant’s particular circumstances. The summary does not purport to be complete, and it does not address the tax consequences of the participant’s death, any tax laws of any municipality, state or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws. Furthermore, the tax consequences are complex and subject to change, and a participant’s particular situation may be such that some variation of the described rules is applicable. Recipients of awards under the 2023 Plan should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.

Restricted Stock Units

A participant will not normally recognize taxable income upon receipt of an RSU award. In general, the participant will recognize ordinary income in the year in which the units vest and are settled in an amount equal to any cash received and/or the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Section 409A of the Code

Section 409A of the Code (“Section 409A”) imposes certain requirements on nonqualified deferred compensation arrangements. Most awards granted under the 2023 Plan will be designed to be exempt from the requirements of Section 409A. Certain awards under the 2023 Plan, however, may not be exempt and instead would be subject to the requirements of Section 409A in form and in operation. Awards that are subject to Section 409A will generally be designed to meet the conditions under Section 409A for avoiding the adverse tax consequences resulting from a failure to comply with Section 409A. If an award under the 2023 Plan is subject to Section 409A and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received.

Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on the participant’s compensation recognized as ordinary income, as well as interest on such deferred compensation.

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PROPOSALS TO BE VOTED ON

Impact of Section 162(m) and other Limitations on Tax Deductibility of Awards Under the 2023 Plan

Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any of our covered employees in excess of $1 million. For purposes of Section 162(m), the term “covered employee” generally includes our chief executive officer, our chief financial officer, our three other most highly compensated officers, any individual who was a covered employee for any taxable year beginning after December 31, 2016, and, for any taxable year beginning after December 31, 2026, the next five highest-compensated employees. Compensation attributable to awards under the 2023 Plan either on its own or when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER

EQUITY COMPENSATION PLANS

The following table provides, as of December 31, 2022, equity compensation plan information for all plans under which equity securities are authorized for issuance.

	Number of securities to be issued upon exercise of outstanding options and rights (a)		Weighted- average exercise price of outstanding options and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected under column (a))(4) (c)

Equity compensation plans approved by security holders(1)	10,097,387	(2)	$10.14	(3)	2,850,430

Equity compensation plans not approved by security holders(5)	297,700	(6)	$13.29	(3)	—

Total	10,395,087				2,850,430

(1)	Consists of the 2021 Incentive Plan and the Bioventus Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”).

(2)	Includes 8,908,668 outstanding options to purchase shares of Class A common stock and 1,188,719 outstanding RSUs under the 2021 Incentive Plan.

(3)	The weighted average exercise price in column (b) does not take into account outstanding RSUs, which do not have an exercise price.

(4)

Includes 2,086,777 shares of Class A common stock available for future issuance under the 2021 Incentive Plan and 763,653 shares of Class A common stock available for future issuance under the 2021 ESPP. The number of shares of Class A common stock reserved for issuance under the 2021 Incentive Plan automatically increases on January 1 of each calendar year from January 1, 2022 through January 1, 2031, by that number of shares of Class A common stock equal to the lesser of (i) 4.5% of the shares of Class A common stock outstanding on the last day of the immediately preceding fiscal year and (ii) such smaller number of shares of Class A common stock as determined by the Board. The number of shares of Class A common stock reserved for issuance under the 2021 ESPP automatically increases on January 1 of each calendar year from January 1, 2022 through January 1, 2031, by that number of shares of Class A common stock equal to the lesser of (A) 1% of the shares of Class A common stock outstanding on the last day of the immediately preceding calendar year and (B) such smaller number of shares of Class A common stock as determined by the Board.

(5)

Consists of an inducement grant approved by our independent directors and made as an inducement material to our Senior Vice President, Chief Financial Officer, and Principal Accounting Officer of the Company entering into employment with us in accordance with Nasdaq Listing Rule 5635(c)(4).

(6)	Includes 223,200 outstanding options to purchase shares of Class A common stock and 74,500 outstanding RSUs.

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PROPOSALS TO BE VOTED ON

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit and Risk Committee of the Board has appointed Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of the appointment of Grant Thornton is not required, the Company values the opinions of its stockholders and believes that stockholder ratification of the appointment is a good corporate governance practice.

Grant Thornton also served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as the Company’s auditors, providing audit and non-audit related services. A representative of Grant Thornton is expected to virtually attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Grant Thornton is not ratified by the stockholders, the Audit and Risk Committee will consider this fact when it appoints the independent auditors for subsequent fiscal years. Even if the appointment of Grant Thornton is ratified, the Audit and Risk Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the best interest of the Company.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Grant Thornton, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR the ratification of the appointment of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

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Report of the Audit and Risk Committee of the Board of Directors

The Audit and Risk Committee has reviewed Bioventus Inc.’s audited financial statements for the fiscal year ended December 31, 2022 and has discussed these financial statements with management and Bioventus Inc.’s independent registered public accounting firm. The Audit and Risk Committee has also received from, and discussed with, Bioventus Inc.’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit and Risk Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and Securities and Exchange Commission.

Bioventus Inc.’s independent registered public accounting firm also provided the Audit and Risk Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and Bioventus Inc., including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit and Risk Committee concerning independence. In addition, the Audit and Risk Committee discussed with the independent registered public accounting firm its independence from Bioventus Inc.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit and Risk Committee recommended to the Board that the audited consolidated financial statements be included in Bioventus Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Patrick J. Beyer

Mary Kay Ladone

Susan M. Stalnecker

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Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes fees paid or billed to us by our independent registered public accounting firm, Grant Thornton, in connection with various services for each of the last two fiscal years.

	2022	2021
Audit Fees(1)	$1,971	$1,552
Audit-Related Fees(2)	$45	$—
Tax Fees(3)	$—	$—
All Other Fees(4)	$—	$—

(1)

Audit fees are for services related to the annual audit of the Company’s consolidated financial statements, including the interim reviews of the Company’s quarterly financial statements, statutory audits of the Company’s foreign subsidiaries and consultations on accounting matters.

(2)	Audit-related fees are related to audits of the Company’s employee benefit plans and due diligence services in connection with acquisitions.

(3)	Tax fees are for domestic and international tax compliance and advisory services.

(4)	All other fees are primarily for subscriptions to online research tools and training courses for professional qualifications.

Pre-approval policy and procedures

The Audit and Risk Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures pursuant to which audit and permissible non-audit services proposed to be provided by Grant Thornton may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Grant Thornton to render any audit, audit-related, tax or other service unless the service is either (i) explicitly approved by the Audit and Risk Committee (specific pre-approval) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (general pre-approval). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit and Risk Committee, or by a designated member of the Audit and Risk Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval.

Pre-approval fee levels or budgeted amounts for all services to be provided by Grant Thornton are established annually by the Audit and Risk Committee. Any proposed services exceeding these levels or amounts require specific pre-approval by the Audit and Risk Committee. For each fiscal year, the Audit and Risk Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services, and the total amount of fees for services classified as all other services.

Other than with respect to the annual audit of the Company’s consolidated financial statements, the chairperson of the Audit and Risk Committee is delegated the authority to pre-approve other audit services and all other services. The Audit and Risk Committee monitors the performance of all services provided by Grant Thornton and determines whether such services are in compliance with this Pre-Approval Policy.

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Executive Officers

The following table sets forth the name, age and position(s) of each of our executive officers as of April 27, 2023:

Name	Age	Position(s)

Executive Officers

Anthony P. Bihl III	66	Interim Chief Executive Officer and Director

Mark Singleton	54	Senior Vice President and Chief Financial Officer

Anthony D’Adamio	62	Senior Vice President and General Counsel

Katrina Church	61	Senior Vice President and Chief Compliance Officer

See “Continuing Members of the Board of Directors—Class III Directors” for information with respect to Mr. Bihl.

Mark Singleton has served as the Company’s Senior Vice President and Chief Financial Officer since March 2022. Mr. Singleton previously served as Vice President of Finance, Americas Strategic Business Units at Teleflex Inc. (“Teleflex”), a provider of specialty medical devices, from February 2021 to March 2022 and prior to that, served as Teleflex’s Vice President of Finance, Vascular Strategic Business Unit from 2014 to 2020. Prior to Teleflex, Mr. Singleton held multiple leadership roles at Lenovo Group Limited, a multinational technology company, including as Executive Director, Think Business Group Chief Financial Officer (2013-2014), Executive Director, Western Europe Chief Financial Officer (2011-2012), Executive Director, North America Chief Financial Officer (2007-2011) and Director, U.S. Finance Manager (2005-2007). Mr. Singleton received his Bachelor of Science from Purdue University and his Master of Business Administration from Duke University, Fuqua School of Business.

Anthony D’Adamio has served as the Company’s Senior Vice President and General Counsel since August 2017. Previously, Mr. D’Adamio was General Counsel and Secretary at Siemens Healthcare (now known as Siemens Healthineers AG) from January 2010 to August 2017 and served as Deputy General Counsel and Secretary of Siemens Healthcare Diagnostics from January 2007 to January 2010. Prior to that, Mr. D’Adamio was Senior Counsel within the Diagnostics Division of Bayer Healthcare LLC (now known as Siemens Healthcare Diagnostics) from January 2001 to December 2006. Mr. D’Adamio began his legal career at the law firm of Bond, Schoeneck & King before taking corporate legal positions with companies within the health insurance, pharmaceutical and biotechnology industries, including Group Health Incorporated, Quest Diagnostics and Covance Inc. Mr. D’Adamio holds a Juris Doctor, cum laude, from Howard University School of Law and a Bachelor of Arts from the State University of New York at Binghamton.

Katrina Church has served as the Company’s Chief Compliance Officer since August 2020. Prior to joining us, Ms. Church served in corporate counsel and compliance roles within the Merz Group of companies, most recently as Global Compliance Officer for Merz Pharma GmbH & Co KGaA, a privately-held pharmaceutical company, from March 2015 to August 2020. From June 1998 to December 2008, Ms. Church was Executive Vice President and General Counsel of Connetics Corporation, a specialty pharmaceutical company that was acquired by Stiefel Laboratories, Inc. in 2008. Ms. Church began her career as an attorney at Hopkins & Carley, a San Jose-based law firm. In 2020, Ms. Church was nominated for several industry awards for compliance training and received the 2020 Women in Compliance Award for “Most Impactful Compliance Training Programme of the Year” and the Brandon Hall 2020 Gold Medal for Excellence in Training. Ms. Church holds a Juris Doctor from New York University School of Law and a Bachelor of Arts in Comparative Literature, magna cum laude, from Duke University.

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Corporate Governance

General

The Company’s business and affairs are managed under the direction of its Board. The Board has adopted Corporate Governance Guidelines, a Code of Compliance and Ethics, and charters for its Audit and Risk Committee, Compensation Committee, Compliance, Ethics and Culture Committee and Nominating and Corporate Governance Committee to assist it in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access the current Committee charters, Corporate Governance Guidelines, and Code of Compliance and Ethics in the “Documents and Charters” section under the “Corporate Governance” section of the “Investors” page of the Company’s website located at www.bioventus.com, or by writing to the Secretary at the Company’s offices at 4721 Emperor Blvd., Ste. 100, Durham, North Carolina 27703.

Board Composition

As set forth in our Charter, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class II, whose term currently expires at the Annual Meeting and whose subsequent term will expire at the 2026 annual meeting of stockholders; Class III, whose term will expire at the 2024 annual meeting of stockholders and whose subsequent term will expire at the 2027 annual meeting of stockholders; and Class I, whose term will expire at the 2025 annual meeting of stockholders and whose subsequent term will expire at the 2028 annual meeting of stockholders. The current Class I directors are Michelle McMurry-Heath, Guido J. Neels and Guy P. Nohra; the current Class II directors are John A. Bartholdson, Patrick J. Beyer, William A. Hawkins, Mary Kay Ladone, and Susan M. Stalnecker; and the current Class III directors are Anthony P. Bihl III, Philip G. Cowdy and Martin P. Sutter.

Our Charter and Amended and Restated Bylaws (the “Bylaws”) currently provide that, subject to the Stockholders Agreement, the authorized number of directors may be changed from time to time by the Board. The division of the Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company. Currently, our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.

Below is a matrix of the Board’s diversity as of April 27, 2023:

Board Diversity Matrix (as of April 27, 2023)

Total Number of Directors	11

	Female	Male	Non-Binary	Did Not Disclose Gender

Part I: Gender Identity

Directors	3	8	0	0

Part II: Demographic Background

African American or Black	1	0	0	0

Alaskan Native or Native American	0	0	0	0

Asian	0	0	0	0

Hispanic or Latinx	0	0	0	0

Native Hawaiian or Pacific Islander	0	0	0	0

White	2	8	0	0

Two or More Races or Ethnicities	0	0	0	0

LGBTQ+			0

Did Not Disclose Demographic Background			0

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CORPORATE GOVERNANCE

Director Independence

The Board undertook a review of the independence of the directors and considered whether any director has a material relationship with the Company that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. The Board has affirmatively determined that Mr. Bartholdson, Mr. Beyer, Mr. Hawkins, Mr. Cowdy, Ms. Ladone, Dr. McMurry-Heath, Mr. Neels, Mr. Nohra, Mr. Sutter, and Ms. Stalnecker are each an “independent director,” as defined under the rules of Nasdaq Stock Market LLC (the “Nasdaq Rules”). During the year ended December 31, 2022, Stavros Vizirgianakis also served on the Board, during which time the Board determined that Mr. Vizirgianakis was an “independent director” under the Nasdaq Rules. Mr. Vizirgianakis resigned from the Board effective August 29, 2022. In making these determinations, the Board considered the current and prior relationships that each director has with our Company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our Common Stock by each director, and the transactions involving them described in the section “Certain Relationships and Related Person Transactions” below.

Director Candidates

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. The Nominating and Corporate Governance Committee has retained Russell Reynolds Associates to help identify and evaluate qualified director candidates. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. John A. Bartholdson was recommended to serve on the Board by our former Chief Executive Officer, Kenneth M. Reali.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Bioventus Inc., 4721 Emperor Blvd. Ste. 100, Durham, North Carolina 27703. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

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CORPORATE GOVERNANCE

Communications from Stockholders

The Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he or she considers appropriate.

Communications are forwarded to the Board or individual directors, as applicable, if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairperson of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board in writing: c/o Secretary, Bioventus Inc., 4721 Emperor Blvd. Ste. 100, Durham, North Carolina 27703.

Board Leadership Structure and Role in Risk Oversight

The Board exercises its discretion in combining or separating the roles of Chairperson of the Board and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. The Company believes that it, like many U.S. companies, is well-served by a flexible leadership structure. Currently, the roles are separated, with Mr. Hawkins serving as Chairperson of the Board and, effective April 5, 2023, Mr. Bihl serving as Interim Chief Executive Officer (and Mr. Reali serving as Chief Executive Officer prior to that). The Board has determined that separating the roles of Chairperson of the Board and Chief Executive Officer is best for the Company and its stockholders at this time because it allows Mr. Bihl to focus on the day-to-day operation of the business and allows Mr. Hawkins to focus on Board-related matters. However, the Board will continue to consider whether the positions of Chairperson of the Board and Chief Executive Officer should be combined or separated at any given time as part of our succession planning process.

The Corporate Governance Guidelines provide that, if the Chairperson of the Board is a member of management or does not otherwise qualify as independent, the independent directors of the Board may elect a Lead Director whose responsibilities would include: presiding over all meetings of the Board at which the Chairperson is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors and the Chief Executive Officer and Chairperson of the Board. The Corporate Governance Guidelines further provide the flexibility for the Board to modify our leadership structure in the future as it deems appropriate. The Company currently does not have a Lead Director as the Chairperson qualifies as an independent director.

One of the key functions of the Board is informed oversight of the Company’s risk management process. The Board has delegated to the Audit and Risk Committee oversight of the Company’s enterprise risk assessment and management processes, including oversight of the Company’s financial and cybersecurity risks. Management quarterly presents to the Audit and Risk Committee on cyber and information security. The Nominating and Corporate Governance Committee monitors the effectiveness of the Corporate Governance Guidelines. The Compensation Committee assesses and monitors whether any of the Company’s compensation policies and programs has the potential to encourage excessive risk-taking. The Compliance, Ethics and Culture Committee is responsible for oversight of legal, compliance, and regulatory risks. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Code of Compliance and Ethics

The Company has a written Code of Compliance and Ethics that applies to its directors, officers and employees, including the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the Code is posted on the Company’s website, www.bioventus.com under the “Corporate Governance” section of the “Investors” page. In addition, the Company intends to post on its website all disclosures that are required by law or Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the Code.

Anti-Hedging Policy

The Board has adopted an Insider Trading Compliance Policy, which applies to all of the directors, officers and employees. The policy prohibits directors, officers and employees and any entities they control from purchasing financial instruments such as

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CORPORATE GOVERNANCE

prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders. This policy applies whether such securities were granted as compensation or are otherwise held, directly or indirectly by the applicable individual or entity.

Attendance by Members of the Board of Directors at Meetings

There were 16 meetings of the Board during the fiscal year ended December 31, 2022. During the fiscal year ended December 31, 2022, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Under the Corporate Governance Guidelines, which are available on the Company’s website at www.bioventus.com (in “Documents & Charters” under the “Corporate Governance” section of the “Investors” page), a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairperson of the Board or the Chairperson of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend. The majority of our then-current directors attended the 2022 annual meeting of stockholders, namely Mr. Hawkins, Mr. Beyer, Mr. Cowdy, Ms. Ladone, Dr. McMurry-Heath, Mr. Neels, Mr. Nohra and Ms. Stalnecker.

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Committees of the Board

The Board has established four standing committees—Audit and Risk, Compensation, Compliance, Ethics and Culture and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by the Board.

The members of each of the Board committees and committee Chairpersons as of April 27, 2023, are set forth in the following chart.

Name	Audit	Compensation	Compliance, Ethics and Culture	Nominating and Corporate Governance

John A. Bartholdson

Patrick J. Beyer	X

Philip G. Cowdy				X

William A. Hawkins			Chairperson

Mary Kay Ladone	X	X

Michelle McMurry-Heath			X	X

Guido J. Neels		X

Guy P. Nohra		Chairperson

Susan M. Stalnecker	Chairperson		X

Martin P. Sutter				Chairperson

Audit and Risk Committee

The Board has a separately designated standing Audit and Risk Committee which consists of Patrick J. Beyer, Mary Kay Ladone and Susan M. Stalnecker, with Susan M. Stalnecker serving as Chairperson. Each of the members of the Audit and Risk Committee meet the definition of “independent director” under the Nasdaq Rules, including those related to audit committee membership, and under Rule 10A-3 promulgated under the Exchange Act. In addition, the Board has determined that Susan M. Stalnecker qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K and that each member of the Audit and Risk Committee is able to read and understand fundamental financial statements.

Our Audit and Risk Committee’s responsibilities include:

•	appointing, evaluating, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	coordinating the Board’s oversight of the Company’s internal control over financial reporting and disclosure controls and procedures;

•	overseeing the Company’s enterprise risk assessment and management processes;

•	overseeing the performance of the Company’s internal audit function;

•	meeting independently with the Company’s internal auditing staff, independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions;

•	periodically reviewing our investment policy; and

•	preparing the audit committee report required by the SEC rules (which is included on page 25 of this proxy statement).

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COMMITTEES OF THE BOARD

The Audit and Risk Committee charter is available on the Company’s website, located at www.bioventus.com, in “Documents and Charters” under the “Corporate Governance” section of the “Investors” page of the website.

The Audit and Risk Committee met 12 times in 2022.

Compensation Committee

The Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. The members of the Compensation Committee are Mary Kay Ladone, Guido J. Neels and Guy P. Nohra, with Guy P. Nohra serving as Chairperson. Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

In fulfilling its purpose, the Compensation Committee has the following principal duties:

•	reviewing and approving, or recommending for approval by the Board, the compensation of our Chief Executive Officer and our other executive officers;

•	overseeing and administering the Company’s cash and equity incentive plans;

•	reviewing and making recommendations to the Board with respect to director compensation;

•	reviewing and discussing annually with management the Company’s “Compensation Discussion and Analysis,” to the extent required;

•	working with the Chief Executive Officer to evaluate succession plans for the Chief Executive Officer and other executive officers; and

•	preparing the annual compensation committee report, to the extent required by SEC rules.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on the Company’s website at www.bioventus.com in “Documents and Charters” under the “Corporate Governance” section of the “Investors” page, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. The Compensation Committee has engaged Radford, a subdivision of AON Consulting, Inc., a compensation consulting firm (“Radford”), to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process in 2022, the Compensation Committee reviewed a compensation assessment provided by Radford comparing our compensation to that of a group of peer companies within our industry and met with Radford to discuss our executive and non-employee director compensation and to receive input and advice. Radford reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Radford and has determined that Radford’s work does not raise a conflict of interest.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

The Compensation Committee met 6 times during 2022.

Compliance, Ethics and Culture Committee

The Compliance, Ethics and Culture Committee’s responsibilities include:

•	overseeing and maintaining an open line of communication with the Chief Compliance Officer;

•	reviewing, approving and overseeing the implementation of the annual Global Compliance Program; and

•	overseeing the Company’s product quality management system.

The Compliance, Ethics and Culture Committee charter is available on the Company’s website, www.bioventus.com, in “Documents and Charters” under the “Corporate Governance” section of the “Investors” page. The members of the Compliance, Ethics and Culture Committee are William A. Hawkins, Michelle McMurry-Heath and Susan Stalnecker, with William A. Hawkins serving as Chairperson.

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COMMITTEES OF THE BOARD

The Compliance, Ethics and Culture Committee met 4 times in 2022.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become members of the Board;

•	recommending to the Board the persons to be nominated for election as directors and to be appointed to each Board committee;

•	reviewing and assessing the adequacy of the Company’s Corporate Governance Guidelines; and

•	overseeing a periodic evaluation of the Board.

The Nominating and Corporate Governance Committee charter is available on the Company’s website, www.bioventus.com, in “Documents and Charters” under the “Corporate Governance” section of the “Investors” page. The members of the Nominating and Corporate Governance Committee are Philip G. Cowdy, Michelle McMurry-Heath and Martin P. Sutter, with Martin P. Sutter serving as Chairperson. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates or to consider director candidates recommended by the stockholders.

The Nominating and Corporate Governance Committee met 4 times in 2022.

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Executive and Director Compensation

Executive Compensation

This section discusses the material components of the executive compensation program for the Company’s executive officers who are named in the “2022 Summary Compensation Table” below. In 2022, the “named executive officers” of the Company and their positions were as follows:

•	Kenneth M. Reali, Former Chief Executive Officer, whose employment with the Company terminated effective April 4, 2023;

•	Mark Singleton, Senior Vice President & Chief Financial Officer, who joined the Company effective March 21, 2022;

•	Alessandra Pavesio, Former Senior Vice President & Chief Science Officer, whose employment with the Company terminated effective January 1, 2023; and

•	John E. Nosenzo, Former Senior Vice President & Chief Commercial Officer, who retired from the Company effective October 1, 2022.

2022 Summary Compensation Table

The following table sets forth summary information concerning the compensation of our named executive officers for the years ended December 31, 2021 and 2022.

Name and Principal Position	Year	Salary ($)(1)	Bonus		Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)		Total ($)

Kenneth M. Reali	2022	$737,397	—		$1,454,406	$2,181,133	$—	$22,297	(4)	$4,395,235
Former Chief Executive Officer	2021	690,452	—		—	10,844,129	1,057,517	26,785	(5)	12,618,883

Mark Singleton	2022	336,932	—		990,105	1,124,928	—	10,487	(4)	2,462,452
Senior Vice President & Chief Financial Officer

Alessandra Pavesio	2022	439,648	—		450,000	449,902	—	704,866	(4)	2,044,416
Former Senior Vice President & Chief Science Officer

John E. Nosenzo	2022	416,859	260,000	(6)	499,994	499,894	—	599,801	(4)	2,276,548
Former Senior Vice President & Chief Commercial Officer	2021	534,302	260,000	(6)	1,640,877	716,562	631,005	24,270	(5)	3,807,016

(1)	Amounts reflect annual base salary earned with respect to 2021 and 2022.

(2)

Amounts reflect the aggregate grant date fair value of the RSUs or option awards computed in accordance with ASC Topic 718 for stock-based compensation transactions. Assumptions used in the calculation of these amounts are included in Note 7 – Stock/Equity-Based Compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the RSUs or stock options, the exercise of the stock options, or the sale of the common stock underlying such RSUs or stock options.

(3)	Amounts reflect the annual performance-based cash incentives earned by our named executive officers in 2021 based on achievement of corporate and personal performance objectives.

(4)

2022: Amounts reflect (i) $15,250 in matching 401(k) contributions and true-ups made by us to the 401(k) accounts of Mr. Reali, Ms. Pavesio, and Mr. Nosenzo, respectively, and $6,946 in matching 401(k) contributions and true-ups made by us to the 401(k) account of Mr. Singleton, (ii) reimbursement of cellular telephone expenses to Messrs. Reali, Singleton, and Nosenzo equal to $1,584, $1,080, and $924, respectively, (iii) life insurance premiums paid for Mr. Reali, Mr. Singleton, Ms. Pavesio, and Mr. Nosenzo equal to $936, $619, $823 and $720, respectively, (iv) contributions made by us to the Health Savings Accounts of Mr. Reali, Mr. Singleton and Ms. Pavesio equal to $1,500, $1,154, and $1,500, respectively, (v) payment of premiums made by us under a Long Term Disability Bridge Plan for Mr. Reali, Mr. Singleton and Ms. Pavesio, equal to $3,029, $688, $787, respectively, and (vi) $686,506 in payments to Ms. Pavesio and $582,907 in payments to Mr. Nosenzo, each made in connection with their separation from the Company

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EXECUTIVE AND DIRECTOR COMPENSATION

(5)

2021: Amounts reflect (i) $7,462 and $8,700 in matching 401(k) contributions made by us to the 401(k) accounts of Messrs. Reali and Nosenzo, respectively, (ii) additional fixed non-elective contributions of $13,050 made by us to the 401(k) accounts of each of Messrs. Reali and Nosenzo, (iii) $10 paid to Mr. Reali in consideration for the forfeiture of his option to purchase equity interests of BV LLC, as described below under “—Equity-Based Compensation,” (iv) a true-up of $1,238 paid by us to the 401(k) account of Mr. Reali, (v) reimbursement of cellular telephone expenses to Messrs. Reali and Nosenzo equal to $1,584, respectively, (vi) life insurance premiums paid for Messrs. Reali and Nosenzo equal to $936, respectively, and (vii) sporting event tickets valued at $2,505 provided to Mr. Reali.

(6)	Amount reflects payments received under our retention plan with Mr. Nosenzo, as described below under “—Retention Plan”.

Narrative to Summary Compensation Table

2022 Salaries

The named executive officers were entitled to receive a base salary in 2022 to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the named executive officer’s skill set, experience, role and responsibilities. The annual base salaries payable to Mr. Reali, Mr. Singleton, and Ms. Pavesio, as of December 31, 2022, were $737,397, $ 336,932, and $439,648, respectively.

2022 Incentive Bonuses

With respect to their services in 2022, Mr. Reali, Mr. Singleton, Ms Pavesio, and Mr. Nosenzo were eligible to earn an annual performance-based cash bonus pursuant to the 2022 Executive Annual Incentive Plan (the “Executive AIP”). Bonuses eligible to be earned by our named executive officers under the Executive AIP were based upon weighted minimum, target and maximum achievement of both business and personal performance measures. The Executive AIP objective business measures in 2022 were (1) Global Revenue, (2) Adjusted Global EBITDA, and (3) Quality. The personal performance standards were based on the named executive officers’ performance ratings.

Mr. Reali’s target incentive for 2022 was 100% of his eligible earnings (as defined under the Executive AIP), Mr. Singleton’s was 50% of his eligible earnings, Ms. Pavesio’s was 50% of her eligible earnings and Mr. Nosenzo’s was 75% of his eligible earnings. Because the Company failed to achieve certain financial performance metrics in 2022, no incentive bonuses were paid by the Company to executive management for 2022.

Equity-Based Compensation

Prior to our IPO, the Company maintained the Bioventus Phantom Profits Interest Plan, which was renamed the Bioventus Stock Plan on June 1, 2020, (the “Phantom Plan”), pursuant to which the Company granted time-vesting phantom plan units (“Time Phantom Units”) and performance-vesting phantom plan units (“Performance Phantom Units”). The Time Phantom Units generally vested ratably over five years (20% on the first anniversary of the date of grant and 5% quarterly thereafter) and entitled the holder to a cash payment, in an amount determined by reference to the value of our Profits Interest Units, with respect to any vested Time Phantom Units upon the earlier of a termination from service or certain distribution events with respect to the Company’s profits interest units. In the event of a qualifying distribution event prior to a termination, all Time Phantom Units fully vest. Generally, Performance Phantom Units were scheduled to vest on June 1, 2021, subject to the achievement of 2020 corporate revenue goals, but could also become vested in whole or in part in the board of managers’ discretion in the event such revenue goals were not satisfied. In connection with our IPO, on February 11, 2021, we terminated the Phantom Plan and there will be no further awards made under the Phantom Plan. All awards under the Phantom Plan were settled 12 months following the termination. In connection with the Phantom Plan termination, Bioventus Inc. assumed the obligations of BV LLC and Phantom Plan awards were paid in the form of shares of Class A common stock (or, in the case of former employees whose employment terminated prior to the offering and who held vested Phantom Plan awards as of 12 months following the termination of the Phantom Plan, in the form of cash). The number of shares of Class A common stock received by each participant, including our named executive officers, was determined by dividing (A) the value of the participant’s vested Phantom Units (after giving effect to any accelerations in vesting in connection with our IPO, as described below) as of February 11, 2021 by (B) the $13.00 IPO price of our Class A common stock (with any terminated employees holding vested Phantom Plan awards receiving the cash value of such shares determined as of the date of the IPO). To the extent that a Time Phantom Unit was not otherwise vested as of the date the Phantom Plan was terminated, settlement with respect to such Time Phantom Unit was subject to the holder’s continued employment with us through the applicable vesting date or the twelve month anniversary of plan termination, if earlier. As a result of the $13.00 IPO price of our Class A common stock, the Time Phantom Units held by Mr. Reali and all of the Performance Phantom Units had no value as the IPO date and were forfeited.

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EXECUTIVE AND DIRECTOR COMPENSATION

On July 30, 2020, Mr. Reali was granted an option to purchase up to 5,935 equity interests of BV LLC at a per unit price of $42.12 at any time prior to July 30, 2021 (or the termination of his service, if earlier). In February 2021, Mr. Reali forfeited this option and was paid $10 in consideration for this forfeiture.

2021 Incentive Plan

In connection with our Company’s IPO, the Board adopted (and our stockholders approved) the 2021 Incentive Plan in order to facilitate the grant of cash and equity incentives to the Company’s non-employee directors, employees (including the named executive officers) and consultants and employees and consultants of the Company’s subsidiaries and to enable the Company and its subsidiaries to obtain and retain the services of these individuals, which is essential to our long-term success. During 2022, Mr. Reali, Ms. Pavesio and Mr. Nosenzo received 466,054, 96,133 and 106,815 options under the 2021 Incentive Plan, respectively, and Mr. Reali, Ms. Pavesio and Mr. Nosenzo received 114,882, 35,545 and 39,494 RSUs under the 2021 Incentive Plan, respectively.

2021 ESPP

In connection with our IPO, we adopted the 2021 ESPP, in which all of our employees, including our named executive officers, who satisfy certain eligibility requirements may participate. The 2021 ESPP is comprised of two distinct components in order to provide increased flexibility to grant options to purchase shares under the 2021 ESPP. Specifically, the 2021 ESPP authorizes (1) the grant of options to employees that are intended to qualify for favorable U.S. federal tax treatment under Section 423 of the Code, and (2) the grant of options that are not intended to be tax-qualified under Section 423 of the Code to facilitate participation for employees who are not eligible to benefit from favorable U.S. federal tax treatment and, to the extent applicable, to provide flexibility to comply with non-U.S. laws and other considerations. As of December 31, 2022, seven offering periods had occurred under the 2021 ESPP.

Executive Compensation Arrangements

Employment Letters

In connection with our IPO, we entered into new employment agreements with Messrs. Reali and Nosenzo and Ms. Pavesio, effective as of February 11, 2021. We entered into a revised employment agreement with Mr. Singleton effective as March 21, 2022. Pursuant to their respective employment letters, Mr. Reali served as Chief Executive Officer and a member of our Board, Mr. Singleton serves as Chief Financial Officer, Mr. Nosenzo served as Chief Commercial Officer, and Ms. Pavesio served as Chief Science Officer.

Severance

Under the employment agreements with Messrs. Reali, Singleton, and Nosenzo, and Ms. Pavesio, upon a termination without cause or resignation by the named executive officer with good reason, each of our named executive officers are entitled to (i) twelve months’ base salary (eighteen months in the case of Mr. Reali), payable in equal installments over the twelve month period (eighteen month period in the case of Mr. Reali) following such termination, (ii) 100% of target annual cash incentive (150% in the case of Mr. Reali), payable in equal installments over the twelve month period (eighteen month period in the case of Mr. Reali) following such termination, and (iii) payment of COBRA premiums for the first twelve months of coverage following termination of employment (eighteen months in the case of Mr. Reali). Additionally, upon a termination without cause or resignation by the named executive officer with good reason within the 24 month period following a change in control, each of our named executive officers are entitled to (i) eighteen months’ base salary (twenty-four months in the case of Mr. Reali), payable in a lump sum within 60 days following such termination, (ii) 150% of target annual cash incentive (200% in the case of Mr. Reali), payable in a lump sum within 60 days following such termination, (iii) a lump sum payment equal to eighteen months (twenty-four months in the case of Mr. Reali) of COBRA premiums within 60 days following such termination, and (iv) full vesting acceleration of all equity awards. These severance payments will be conditioned upon execution and delivery of a release and compliance with the restrictive covenants described below in “—Restrictive Covenants.”

Effective April 4, 2023, Mr. Reali’s employment with the Company terminated. Under the Separation Agreement and Release entered into between the Company and Mr. Reali, dated April 4, 2023, Mr. Reali’s separation from the Company is treated as a termination without cause under his employment agreement. In addition, pursuant to Mr. Reali’s equity award agreements with the Company, all of his outstanding unvested RSUs were forfeited upon his separation from the Company and Mr. Reali will have three months following his separation from the Company to exercise any options that were vested and exercisable as of April 4, 2023.

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EXECUTIVE AND DIRECTOR COMPENSATION

Effective January 1, 2023, Ms. Pavesio’s employment with the Company terminated. Ms. Pavesio’s separation from the Company was treated as a termination without cause under her employment agreement. Ms. Pavesio has served as a consultant to the Company since January 1, 2023 and is compensated $300 per hour and a discounted daily rate (for a minimum of eight hours) of $2,000 for her consultancy services, which will continue until January 1, 2024, unless earlier terminated. Given Ms. Pavesio’s ongoing consultancy with the Company, her outstanding equity awards on January 1, 2023 continue to vest pursuant to their terms.

Effective October 1, 2022, Mr. Nosenzo retired from the Company. Mr. Nosenzo’s separation from the Company was treated as a termination without cause under his employment agreement. Pursuant to Mr. Nosenzo’s equity award agreements with the Company, all of his outstanding unvested RSUs were forfeited upon his separation from the Company and Mr. Nosenzo had three months following his separation from the Company to exercise any options that were vested and exercisable as of October 1, 2022. See also “—Retention Plan” below for a description of additional compensation matters related to Mr. Nosenzo.

Restrictive Covenants

In connection with their employment agreements, the Company entered into post-employment restrictive covenants with Messrs. Reali and Nosenzo and Ms. Pavesio, effective as of February 11, 2021, and with Mr. Singleton, effective as of March 21, 2022, including twelve-month (and eighteen months in the case of Mr. Reali) noncompetition and non-solicitation obligations (increased to eighteen-months (and twenty-four months in the case of Mr. Reali) in the event a named executive officer receives change in control severance, as described above) and perpetual confidentiality and non-disparagement obligations.

Other Elements of Compensation

Retirement Plans

The Company currently maintains a 401(k) retirement savings plan (the “401(k) plan”) in which all of its employees, including the named executive officers, who satisfy certain eligibility requirements may participate. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax and post-tax basis through contributions to the 401(k) plan. Under the terms of the 401(k) plan, the Company currently makes non-discretionary matching contributions equal to 100% of the first four percent and 50% of the next two percent of the employee’s eligible compensation. Further, the Board has discretion under the 401(k) plan to provide for (i) annual discretionary matching contributions based on eligible compensation contributed by each employee and (ii) discretionary non-elective contributions in an amount determined by the Board at year end, subject to continued employment through year end. We believe that providing a vehicle for tax-deferred retirement savings though the 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including the named executive officers, in accordance with the Company’s compensation policies. We anticipate that our employees will continue to be eligible to participate in a 401(k) plan maintained by us.

Employee Benefits

All of the Company’s full-time employees and working partners, including the named executive officers, are eligible to participate in health and welfare plans maintained by us, including:

•	medical, dental and vision benefits;

•	medical flexible spending accounts and health savings account;

•	short-term and long-term disability insurance;

•	basic life and accidental death & dismemberment insurance; and

•	group accident, critical illness and hospital indemnity plans.

The named executive officers participate in these plans on the same basis as other eligible employees. The Company does not maintain any supplemental health and welfare plans for our named executive officers. The Company reimbursed the named executive officers for the full cost of their personal cellular phones. The Company believes the benefits described above are necessary and appropriate to provide a competitive compensation package to the named executive officers.

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EXECUTIVE AND DIRECTOR COMPENSATION

Section 280G

The new employment agreements the Company entered into with the named executive officers in connection with our IPO provide that, in the case of their receipt of any payments in connection with a change in control (as defined in the employment letter or agreement), or that would otherwise be considered an “excess parachute payment” within the meaning of Section 280G of the Code, such payments will be reduced to the maximum amount that does not trigger the excise tax imposed by Section 4999 of the Code if the named executive officer would be better off on a net after-tax basis with such reduction.

Retention Plan

On April 13, 2020, we initiated a retention plan with Mr. Nosenzo for an aggregate amount of $520,000 less applicable taxes. One payment of $260,000 was paid in 2021 and the remaining payment of $260,000 was paid in 2022.

Outstanding Equity Awards at 2022 Fiscal Year-End

The following table summarizes the number of outstanding options and RSUs for our named executive officers as of December 31, 2022. For additional information about the outstanding equity awards granted to our named executive officers, please see the sections titled “—Equity-based compensation” and “—Severance” above.

			Option Awards				Stock Awards

Name	Grant Date		Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market Value of shares or units that have not vested ($)

Kenneth M. Reali Former Chief Executive Officer	03/14/2022	(1)	—	466,054	$12.66	03/13/2032
	03/14/2022	(1)					114,882	$299,842	(4)

	04/01/2021	(1)	7,500	22,500	15.23	03/31/2031

	02/11/2021	(2)	309,225	309,225	13.00	02/10/2031

	02/11/2021	(1)	463,838	1,391,513	13.00	02/10/2031

Mark Singleton Senior Vice President & Chief Financial Officer	04/04/2022	(3)	—	223,200	13.29	04/03/2032
	04/04/2022	(3)					74,500	194,445	(4)

Alessandra Pavesio Former Senior Vice President & Chief Science Officer	03/14/2022	(1)	—	96,133	12.66	03/13/2032
	03/14/2022	(1)					35,545	92,772	(4)
	04/01/2021	(1)	1,225	3,675	15.23	03/31/2031
	02/11/2021	(1)	41,125	123,375	13.00	02/10/2031

John E. Nosenzo Former Senior Vice- President & Chief Commercial Officer	02/11/2021	(5)	41,125	—	13.00	01/01/2023

(1)	These rows reflect stock options and/or RSUs granted under the 2021 Incentive Plan, which vest in four equal installments beginning on the first anniversary of the date of grant.

(2)	This row reflects stock options granted under the 2021 Incentive Plan, which vest in two equal installments beginning on the first anniversary of the date of grant.

(3)	Mr. Singleton’s grants vest in four equal installments on each of the four anniversaries of March 21, 2022.

(4)	Amounts are calculated based on multiplying the number of shares shown in the table by the per share closing price of our Class A common stock on December 31, 2022, which was $2.61.

(5)

On June 27, 2022, the Company and John E. Nosenzo, our former Senior Vice President & Chief Commercial Officer agreed on a transition plan providing for Mr. Nosenzo’s retirement from the Company, effective October 1, 2022. Upon his retirement, all outstanding unvested RSUs were forfeited and his vested exercisable options could be exercised through January 1, 2023. Mr. Nosenzo did not exercise these options.

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EXECUTIVE AND DIRECTOR COMPENSATION

Director Compensation

The following table sets forth information concerning the compensation of the non-employee members of the Board for the year ended 2022.

Name	Stock Awards ($)(1)	Fees Earned or Paid in Cash ($)(2)	Total ($)

William A. Hawkins	$201,991	$115,000	$316,991

Susan M. Stalnecker	151,996	80,000	231,996

Michelle McMurry-Heath	163,361	65,000	228,361

Guy P. Nohra	151,996	75,000	226,996

Mary Kay Ladone	151,996	72,500	224,496

Patrick Beyer	151,996	65,000	216,996

Martin P. Sutter	151,996	65,000	216,996

Guido J. Neels	151,996	62,500	214,496

Stavros Vizirgianakis(3)	151,996	36,766	188,762

Philip Cowdy(4)	0	0	0

(1)

Amounts reflect the aggregate grant-date fair value of the RSUs granted during 2022 computed in accordance with ASC Topic 718 for stock-based compensation transactions. Assumptions used in the calculation of these amounts are included in Note 7 – Stock/Equity-Based Compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. These amounts do not reflect the actual economic value that will be realized by the non-employee director upon the vesting of the RSUs or the sale of the common stock underlying such RSUs.

(2)

Amounts reflect (i) $55,000 in annual retainer fees received by Mr. Hawkins for his service as a member of the Board and additional annual retainer fees of $50,000 and $10,000 for his service as Chairperson of the Board and Chairperson of the Compliance, Ethics and Culture Committee, respectively; (ii) $55,000 in annual retainer fees received by Ms. Stalnecker for her service as a member of the Board and additional annual retainer fees of $20,000 for her service as chairperson of the Audit and Risk Committee and $5,000 as a member of the Compliance, Ethics and Culture Committee, respectively; (iii) $55,000 in annual retainer fees received by Dr. McMurry-Heath for her service as a member of the Board and an additional annual retainer fee of $5,000 for her service as a member of the Compliance, Ethics and Culture Committee, and $5,000 for her service as a member of the Nominating and Corporate Governance Committee; (iv) $55,000 in annual retainer fees received by Mr. Nohra for his service as a member of the Board and an additional annual retainer fee of $15,000 for his service as the chairperson of the Compensation Committee and $5,000 as a member of the Nominating and Corporate Governance Committee, respectively; (v) $55,000 in annual retainer fees received by Ms. Ladone for her service as a member of the Board and additional annual retainer fees of $10,000 for her service as a member of the Audit and Risk Committee and $7,500 for her service as a member of the Compensation Committee, respectively; (vi) $55,000 in annual retainer fees received by Mr. Beyer for his service as a member of the Board and an additional annual retainer fee of $10,000 for his service as a member of the Audit and Risk Committee. (vii) $55,000 in annual retainer fees received by Mr. Sutter for his service as a member of the Board and an additional annual retainer fee of $10,000 for his service as chairperson of the Nominating and Corporate Governance Committee; (viii) $55,000 in annual retainer fees received by Mr. Neels for his service as a member of the Board and an additional annual retainer fee of $7,500 for his service as a member of the Compensation Committee; (ix) $36,766 in annual retainer fees earned by Mr. Vizirgianakis for his service as a member of the Board until his retirement effective August 29, 2022.

(3)	Mr. Vizirgianakis resigned from the Board effective as of August 29, 2022.

(4)	Mr. Cowdy is an employee of Smith & Nephew and, as a result, does not receive compensation for his service on the Board.

40    2023 Proxy Statement  •  BIOVENTUS

EXECUTIVE AND DIRECTOR COMPENSATION

For each non-employee director of the Board, the aggregate number of stock awards outstanding as of December 31, 2022 is set forth in the following table. There were no option awards outstanding held by non-employee members of the Board as of December 31, 2022.

Name	Stock Awards (#)

William A. Hawkins(1)	20,597

Mary Kay Ladone(2)	20,275

Patrick Beyer(3)	18,578

Michelle McMurry-Heath(4)	17,420

Susan M. Stalnecker(5)	16,648

Guy P. Nohra(5)	16,648

Martin P. Sutter(5)	16,648

Guido J. Neels(5)	16,648

Stavros Vizirgianakis(6)	0

(1)

Amount consists of 3,949 RSUs granted on March 14, 2022 which vested on March 14, 2023, and 16,648 RSUs granted on June 17, 2022 which vest on June 17, 2023 (or immediately prior to the date of the Annual Meeting, if sooner), subject to Mr. Hawkins’ continued service through the applicable vesting date.

(2)

Amount consists of 3,627 unvested RSUs remaining from an initial grant of 5,440 RSUs made on July 15, 2021 which remaining RSUs vest in two equal installments on June 16, 2023 and June 16, 2024, subject to continued service through the applicable vesting date, and 16,648 RSUs granted on June 17, 2022 which vest on June 17, 2023 (or immediately prior to the date of the Annual Meeting, if sooner), subject to Ms. Ladone’s continued service through the applicable vesting date.

(3)

Amount consists of 1,930 unvested RSUs remaining from an initial grant of 2,895 RSUs made on October 29, 2021 which remaining RSUs vest in two equal installments on June 16, 2023 and June 16, 2024, subject to continued service through the applicable vesting date and 16,648 RSUs granted on June 17, 2022 which vest on June 17, 2023 (or immediately prior to the date of the Annual Meeting, if sooner), subject to Mr. Beyer’s continued service through the applicable vesting date.

(4)

Amount consists of 772 unvested RSUs remaining from an initial grant of 1,157 RSUs made on January 1, 2022 which remaining RSUs vest in two equal installments on June 16, 2023 and June 16, 2024, subject to continued service through the applicable vesting date, and 16,648 RSUs granted on June 17, 2022 which vest on June 17, 2023 (or immediately prior to the date of the Annual Meeting, if sooner), subject to the Dr. McMurray-Heath’s continued service through the applicable vesting date.

(5)

Amount consists of 16,648 RSUs granted on June 17, 2022 which vest on June 17, 2023 (or immediately prior to the date of the Annual Meeting, if sooner), subject to the director’s continued service through the applicable vesting date.

(6)	Mr. Vizirgianakis resigned from the Board effective August 29, 2022.

Non-Employee Director Compensation Policy

The Company’s non-employee director compensation policy, which became effective February 11, 2021, provides that each non-employee director receives an annual cash retainer of $55,000. In addition, (i) the Chairperson of the Board receives an additional annual retainer of $50,000, (ii) the Lead Director of the Board receives an additional annual retainer of $30,000, (iii) the Chairpersons of the Audit and Risk Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Compliance, Ethics and Culture Committee receives additional annual retainers of $20,000, $15,000, $10,000 and $10,000, respectively, and (iv) non-Chairperson members of the Audit and Risk Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Compliance, Ethics and Culture Committee receive additional annual retainers of $10,000, $7,500, $5,000 and $5,000, respectively. In addition, each such non-employee director receives an annual RSU award with a grant date value of $152,000, with all such annual RSU awards (other than those received in respect of a non-employee director’s initial year of service, as described below) vesting on the first anniversary of the grant date of the award (or immediately prior to the date of the annual shareholder meeting immediately following the date of grant, if sooner), subject to such non-employee director continuing in service through such date. RSU awards for each non-employee director’s initial year of service vest in three equal installments, with the first installment vesting on the first anniversary of the grant date of such initial award (or immediately prior to the date of the annual shareholder meeting immediately following the date of grant, if sooner) and the second and third installments vesting on the first and second anniversaries of such first vesting date, subject to such non-employee director continuing in service through each such date (and any such non-employee director who commences service on a date other than the date of the annual shareholder meeting receives a pro-rata RSU award for such initial year of service). Each RSU award awarded under the policy accelerates and vests in full upon a change in control (as defined in the 2021 Incentive Plan). In addition, each non-employee director is reimbursed for out-of-pocket expenses in connection with his or her services.

BIOVENTUS  •  2023 Proxy Statement    41

Security Ownership of Certain Beneficial Owners and Management

The following table presents information as to the beneficial ownership of our Class A common stock and Class B Common Stock, as of April 12, 2023 for:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Class A common stock or our Class B common stock;

•	each named executive officer;

•	each of the Company’s directors; and

•	all executive officers and directors as a group.

Smith & Nephew Inc. (the “Continuing LLC Owner”) is entitled to have its LLC Interests (as defined below) redeemed for Class A common stock on a one-for-one basis, or, if we and the Continuing LLC Owner agree, a cash payment equal to the market value of the applicable number of our shares of Class A common stock. In addition, at Bioventus’s election, Bioventus may effect a direct exchange of such Class A common stock or such cash (if mutually agreed) for such LLC Interests in lieu of such a redemption. In connection with its IPO, the Company issued to the Continuing LLC Owner one share of Class B common stock for each LLC Interest it owns. As a result, the number of shares of Class B common stock listed in the table below correlates to the number of LLC Interests the Continuing LLC Owner owns.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, or other rights, including the redemption right described above, held by such person that are currently exercisable or will become exercisable within 60 days of April 12, 2023, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Bioventus Inc., 4721 Emperor Boulevard, Ste. 100, Durham, NC 27703. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Please see “Securities Authorized for Issuance Under Bioventus’ Equity Compensation Plans” under Proposal 2 for a description as of December 31, 2022 of equity compensation plan information for all plans under which equity securities are authorized for issuance.

42    2023 Proxy Statement  •  BIOVENTUS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	Shares of Class A Common Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned		Combined Voting Power(1)

Name of Beneficial Owner	Number	%	Number	%	%

5% Stockholders

EW Healthcare Partners(2)	13,021,324	20.8%	—	—	16.6%

Smith & Nephew(3)	6,229,991	10.0%	15,786,737	100%	28.1%

Juniper Investment Company, LLC(4)	4,593,463	7.4%	—	—	5.9%

Spindletop Healthcare Capital L.P.(5)	3,906,395	6.3%	—	—	5.0%

Ampersand Capital(6)	3,255,332	5.2%	—	—	4.2%

Nantahala Capital Management, LLC(7)	3,168,574	5.1%	—	—	4.1%

Named Executive Officers and Directors

Martin P. Sutter(8)	13,049,672	20.9%	—	—	16.7%

John A. Bartholdson(9)	4,601,039	7.4%	—	—	5.9%

Kenneth M. Reali(10)	1,707,724	2.7%	—	—	2.1%

Alessandra Pavesio(11)	263,038	*	—	—	*

William A. Hawkins(12)	112,958	*	—	—	*

John E. Nosenzo(13)	87,148	*	—	—	*

Mark Singleton(14)	68,381	*	—	—	*

Patrick Beyer(15)	52,519	*	—	—	*

Susan M. Stalnecker(16)	49,064	*	—	—	*

Guido J. Neels(17)	28,348	*	—	—	*

Guy P. Nohra(17)	28,348	*	—	—	*

Mary Kay Ladone(18)	20,275	*	—	—	*

Michelle McMurry-Heath(19)	17,420	*	—	—	*

Philip G. Cowdy	11,700	*	—	—	*

Anthony P. Bihl III	—	*	—	—	*

All current directors and executive officers as a group (14 persons)(20)	18,303,565	29.1%	—	—	23.3%

*	Represents beneficial ownership of less than 1%.

(1)

Represents the voting power of each owner based on the voting power held through both the owner’s Class A common stock and Class B common stock deemed to be beneficially owned. Represents percentage of voting power of the Class A common stock and Class B common stock of Bioventus voting together as a single class.

(2)

Based on a Schedule 13G filed with the SEC on January 31, 2022. Represents 12,096,702 shares held by EW Healthcare Partners Acquisition Fund, L.P. (the “Essex Stockholder”) and 924,622 shares held by White Pine Medical, LLC, a subsidiary of the Essex Stockholder (“White Pine”). EW Healthcare Partners Acquisition Fund GP, L.P., a Delaware limited partnership (the “Partnership”), and EW Healthcare Partners Acquisition Fund UGP, LLC, a Delaware limited liability company (the “General Partner”), has sole voting and dispositive power with respect to 13,021,324 shares of Class A common stock. Each of Martin P. Sutter, Petri Vainio, Ron Eastman, and Scott Barry has shared voting and dispositive power with respect to 13,021,324 shares of Class A common stock. The address of the Essex Stockholder and White Pine is 21 Waterway Avenue, Suite 225, The Woodlands, Texas 77380.

(3)

Based on a Schedule 13G filed with the SEC on February 7, 2022. Represents 6,229,991 shares of Class A common stock held by Smith & Nephew USD Limited (“SNUSD”) and 15,786,737 shares of Class B common stock held by Smith & Nephew, Inc. (“SNI”). Smith & Nephew plc (“S&N”) is the parent entity of SNUSD and SNUSD is the parent entity of SNI. SNI also holds 15,786,737 common units of Bioventus LLC which are redeemable for shares of Class A common stock. Upon any such redemption and issuance, a corresponding number of shares of Class B common stock would be cancelled. Each of the foregoing reporting persons reports shared voting and dispositive power with respect to the shares they report as beneficially owned. The address of S&N and SNUSD is Building 5, Croxley Park, Hatters Lane, Watford, Hertfordshire, WD18 8YE, UK. The address of Smith & Nephew, Inc. is 1450 E. Brooks Road, Memphis, Tennessee 38116.

BIOVENTUS  •  2023 Proxy Statement    43

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(4)

Based on a Schedule 13D/A filed with the SEC on November 15, 2022. Represents 4,593,463 shares of Class A common stock with deemed beneficial ownership as follows: Juniper Targeted Opportunity Fund, L.P. (“Juniper Fund”) beneficially owned 3,347,758 shares, Juniper Targeted Opportunities, L.P. (“Juniper Targeted Opportunities”) beneficially owned 1,208,855 shares and Juniper Multi-Strategy Fund, L.P. (“Juniper Multi-Strategy”) beneficial owned 36,850 shares. Juniper HF Investors II, LLC is the general partner of Juniper Fund (“Juniper HF II”); Juniper Targeted Opportunity Investors, LLC is the general partner of Juniper Targeted Opportunities (“Juniper TO”); Juniper HF Investors, LLC is the general partner of Juniper Multi-Strategy (“Juniper HF”). Juniper Investment Company, LLC is the investment advisor to Juniper Fund, Juniper Targeted Opportunities and Juniper Multi-Strategy (“Juniper Investment Company”). Each of Alexis P. Michas and John A. Bartholdson is a managing member of each of Juniper HF, Juniper TO and Juniper Investment Company. Each of Juniper Fund, Juniper Targeted Opportunities, and Juniper Multi-Strategy has the sole power to vote or direct their respective vote of 3,347,758, 1,208,855, and 36,850 shares and the sole power to dispose or direct the disposition of such shares. Juniper HF II, Juniper TO, Juniper HF, Juniper Investment Company and each of Messrs. Michas and Bartholdson may be deemed to share with Juniper Fund, Juniper Targeted Opportunities, and Juniper Multi-Strategy, as applicable, the power to vote or to direct the vote and to dispose or to direct the disposition of such shares. The address of the foregoing reporting persons is 555 Madison Avenue, 24th Floor, New York, New York 10022.

(5)

Based on a Schedule 13G filed with the SEC on February 10, 2022. Represents 3,906,365 shares of Class A common stock held of record by Spindletop Healthcare Capital L.P. Mr. Melrose is the manager of Spindletop GP Management, LLC, which is the general partner of Spindletop Capital GP, L.P., which is the general partner of Spindletop Healthcare Capital L.P. The foregoing reporting persons have shared voting and dispositive power with respect to such shares. The address of the foregoing reporting persons is 3571 Far West Blvd., PMB #108, Austin, Texas 78731.

(6)

Based on a Schedule 13G/A filed with the SEC on February 7, 2023. Represents 3,255,332 shares of Class A common stock held by AMP-CF Holdings, LLC (“Investor”). Ampersand CF Limited Partnership (“AMP-CF LP”) and Ampersand 2020 Limited Partnership (“AMP-20 LP”) are the sole members and Managers of the Investor. AMP-CF Management Company Limited Partnership (“AMP-CF MCLP”) is the general partner of AMP-CF LP; AMP-CF MC LLC (“AMP-CF MCLLC”) is the general partner of AMP-CF MCLP; and Herbert H. Hooper is the Managing Member of AMP-CF MCLLC. AMP-20 Management Company Limited Partnership (“AMP-20 MCLP”) is the general partner of AMP-20 LP; AMP-20 MC LLC (“AMP-20 MCLLC”) is the general partner of AMP-20 MCLP; and Herbert H. Hooper is the Managing Member of AMP-20 MCLLC. All of the foregoing reporting persons may be deemed to have voting and investment power with respect to the securities held by the Investor and as a result may be deemed to have beneficial ownership over such securities. The address of the Investor, AMP-CF LP, AMP-20 LP, AMP-CF MCLP, AMP-CF MCLLC, AMP-20 MCLP, AMP-20 MCLLC and Mr. Hooper is c/o Ampersand Capital Partners, 55 William Street, Suite 240, Wellesley, Massachusetts 02481.

(7)

Based on a Schedule 13G filed with the SEC on February 14, 2023. Represents 3,168,574 shares of Class A common stock held of record by Nantahala Capital Management, LLC (“Nantahala”). Wilmot B. Harkey and Daniel Mack are the managing members of Nantahala, and may each be deemed the beneficial owner of the shares held by Nantahala, and the control persons with respect to the shares owned by Nantahala, an investment advisor, who hold the shares by funds and separately managed accounts under its control. The foregoing reporting persons have shared voting and sole and shared dispositive power with respect to such shares. The address of the foregoing reporting persons is 130 Main Street, 2nd Floor, New Canaan, Connecticut 06840.

(8)

Includes (1) 12,096,702 shares of Class A Common Stock held by Essex Stockholder, (ii) 924,622 shares of Class A Common Stock held by White Pine, (iii) 11,700 shares of Class A common stock, and (iv) 16,648 RSUs that may vest within 60 days of April 12, 2023. EW Healthcare Partners Acquisition Fund UGP, LLC (“General Partner”) is the general partner of EW Healthcare Partners Acquisition Fund GP, L.P., which is the general partner of Essex Stockholder, which is the managing member of White Pine. Messrs. Sutter, Vainio, Eastman, and Barry (collectively, the “Managers”) are the managers of the General Partner. The Managers disclaim beneficial ownership of such shares except to the extent of their pecuniary interest therein.

(9)

Consists of (i) 3,347,758 shares of Class A common stock held by Juniper Fund, (ii) 1,208,855 shares of Class A common stock held by Juniper Targeted Opportunities, (iii) 36,850 shares of Class A common stock held by Juniper Multi-Strategy and (iv) 7,576 RSUs that may vest within 60 days of April 12, 2023. Juniper HF II, Juniper TO and Juniper HF are each the general partner of Juniper Fund, Juniper Targeted Opportunities and Juniper Multi-Strategy, respectively. Juniper Investment Company provides investment advisory and management services and acts as the investment manager of Juniper Fund, Juniper Targeted Opportunities and Juniper Multi-Strategy. Mr. Bartholdson is a managing member of Juniper Investment Company, Juniper TO and Juniper HF and shares voting and dispositive power with respect to the shares held by the Juniper Entities.

(10)

Consists of 30,085 shares of Class A common stock and 1,677,639 shares of Class A common stock issuable upon the exercise of options that either are vested or that may vest within 60 days of April 12, 2023. Mr. Reali resigned from the Company effective April 4, 2023.

(11)

Consists of 154,305 shares of Class A common stock and 108,733 shares of Class A common stock issuable upon the exercise of options that either are vested or that may vest within 60 days of April 12, 2023.

(12)	Consists of 96,310 shares of Class A common stock and 16,648 RSUs that may vest within 60 days of April 12, 2023.

(13)	Mr. Nosenzo retired from the Company effective October 1, 2022.

(14)

Consists of 12,581 shares of Class A common stock and 55,800 shares of Class A common stock issuable upon the exercise of options that either are vested or that may vest within 60 days of April 12, 2023.

(15)

Consists of 965 shares of Class A common stock and 34,906 shares of Class A common stock issuable upon the exercise of options and 16,648 RSUs that either are vested or that may vest within 60 days of April 12, 2023

(16)	Consists of 32,416 shares of Class A common stock and 16,648 RSUs that may vest within 60 days of April 12, 2023.

(17)	Consists of 11,700 shares of Class A common stock and 16,648 RSUs that may vest within 60 days of April 12, 2023.

(18)	Consists of 1,814 shares of Class A common stock and 18,461 RSUs that may vest within 60 days of April 12, 2023.

(19)	Consists of 386 shares of Class A common stock and 17,034 RSUs that may vest within 60 days of April 12, 2023.

(20)

Consists of 17,861,890 shares of Class A common stock and 295,261 shares of Class A common stock issuable upon the exercise of options and 146,414 RSUs that either are vested or that may vest within 60 days of April 12, 2023.

44    2023 Proxy Statement  •  BIOVENTUS

Certain Relationships and Related Person Transactions

Policies and Procedures for Related Person Transactions

The Board has adopted a written Related Party Transaction Policy, which sets forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we (or any of our subsidiaries) were to be a participant, where the amount involved exceeds $120,000 since the beginning of the prior fiscal year and a related person had, has or will have a direct or indirect material interest.

Under the policy, the Company’s legal team is primarily responsible for developing and implementing procedures to obtain information regarding related persons and with respect to potential related person transactions, and then determining, based on the facts and circumstances, whether such transactions constitute related person transactions subject to the policy. The Company’s General Counsel is then required to present to the Audit and Risk Committee each proposed related person transaction. In reviewing and approving any such transactions, the Audit and Risk Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

If advance Audit and Risk Committee approval of a related person transaction is not feasible, then the transaction may be preliminarily entered into by management upon prior approval by the Chairperson of the Audit and Risk Committee, subject to ratification of the transaction by the Audit and Risk Committee at such committee’s next regularly scheduled meeting. Management is responsible for updating the Audit and Risk Committee as to any material changes to any approved or ratified related person transaction and for providing a status report at least annually of all then current related person transactions at a regularly scheduled meeting of the Audit and Risk Committee. No director may participate in approval of a related person transaction for which he or she is a related person. Unless noted otherwise, all of the transactions, agreements or relationships described in this section occurred prior to the adoption of this policy.

Since January 1, 2021, we engaged in certain transactions for which the amount involved exceeds $120,000 with our directors, executive officers or beneficial holders of more than 5% of our Common Stock, or immediate family member thereof. The following are summaries of certain provisions of our agreements with related persons and are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful. We therefore urge you to review the agreements in their entirety. Copies of the agreements (or forms of the agreements) are included as exhibits to our Annual Report on Form 10-K, for the year ended December 31, 2022 and are available electronically on the website of the SEC at www.sec.gov.

Our IPO and Transactions

In connection with our IPO, the Company engaged in certain transactions with certain of its directors, executive officers and other persons and entities that are or became holders of 5% or more of our voting securities upon the consummation of the IPO and including, without limitation (a) the amendment and restatement of the limited liability company agreement of BV LLC (the “Bioventus LLC Agreement”) entered into by the Company and Smith & Nephew Inc. (the “Continuing LLC Owner”) to, among other things, (i) provide for a new single class of common membership interests in BV LLC (the “LLC Interests”), (ii) exchange all of the then existing membership interests of the holders of BV LLC membership interests (the “Original LLC Owners”) for LLC Interests and (iii) appoint Bioventus Inc. as the sole managing member of BV LLC; (b) the acquisition, by various mergers, of certain members of BV LLC prior to the IPO (the “Former LLC Owners”) for which we issued 31,838,589 shares of Class A common stock as merger consideration (the “IPO Merger”); (c) entry into a tax receivable agreement (the “TRA”) with the Continuing LLC Owner, the Stockholders Agreement and a registration rights agreement with the Original LLC Owners (the “Registration Rights Agreement”) and (d) the satisfaction of a $3.3 million cash entitlement of the Continuing LLC Owner, in respect of an equity participation right unit held by the Continuing LLC Owner.

BIOVENTUS  •  2023 Proxy Statement    45

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The IPO Merger involved the exchange of the indirect ownership interest in LLC Interests held by Former LLC Owners and occurred as a result of various mergers, whereby, in each case, a newly formed subsidiary of Bioventus merged into an entity that holds LLC Interests (and of which the Former LLC Owners were owners) with each entity becoming a wholly owned subsidiary of Bioventus and the Former LLC Owners receiving Class A common stock. Each Former LLC Owner and/or one or more of its affiliates has agreed, pursuant to their respective merger agreement, to indemnify the Company against all historic liabilities of the entity transferred in the applicable merger. Subsequent to these mergers, each such entity merged into Bioventus resulting in Bioventus owning directly the LLC Interests exchanged by the Former LLC Owners pursuant to the initial mergers. In connection with the IPO Merger, the aggregate fair value of the Class A common stock transferred to certain of the Former LLC Owners, including EW Healthcare Partners, Smith & Nephew (Europe) B.V., Spindletop Healthcare Capital L.P., Ampersand Capital, Pantheon Global Co-Investment Opportunities Fund L.P. and Alta Partners VIII, L.P., each beneficially owing 5% or more of our Class A common stock, was approximately $413.9 million.

Tax Receivable Agreement

We expect to obtain an increase in our share of the tax basis of the assets of BV LLC when the Continuing LLC Owner receives shares of our Class A common stock or, if we and the Continuing LLC Owner agree, cash in connection with an exercise of the Continuing LLC Owner’s right to have its LLC Interests redeemed by BV LLC or, at our election, directly exchanged (such basis increases, together with the basis increases resulting from certain distributions (or deemed distributions) from BV LLC, the “Basis Adjustments”). We intend to treat such redemptions or exchanges of LLC Interests as the direct purchase of LLC Interests by us from the Continuing LLC Owner for U.S. federal income and other applicable tax purposes, regardless of whether such LLC Interests are surrendered by the Continuing LLC Owner to BV LLC for redemption or sold to us upon the exercise of our election to acquire such LLC Interests directly. A Basis Adjustment may have the effect of reducing the amounts that we would otherwise pay in the future to various tax authorities. The Basis Adjustments may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.

We entered into the TRA with the Continuing LLC Owner. The TRA provides for our payment to the Continuing LLC Owner of 85% of the amount of tax benefits, if any, that we actually realize, or in some circumstances are deemed to realize, as a result of any Basis Adjustments and certain other tax benefits arising from payments under the TRA. BV LLC has in effect an election under Section 754 of the Code effective for each taxable year in which a redemption or exchange (including deemed exchange) of LLC Interests for shares of our Class A common stock or cash occurs. These TRA payments are not conditioned upon any continued ownership interest in either BV LLC or us by the Continuing LLC Owner. The rights of the Continuing LLC Owner under the TRA are assignable to transferees of its LLC Interests (other than us as transferee pursuant to subsequent redemptions or exchanges of the transferred LLC Interests). We expect to benefit from the remaining 15% of tax benefits, if any, that we may actually realize.

The actual Basis Adjustments, as well as any amounts paid to the Continuing LLC Owner under the TRA, will vary depending on a number of factors, including:

•

the timing of any subsequent redemptions or exchanges—for instance, the increase in any tax deductions will vary depending on the fair value, which may fluctuate over time, of the depreciable or amortizable assets of BV LLC at the time of each redemption or exchange;

•

the price of shares of our Class A common stock at the time of redemptions or exchanges—the Basis Adjustments, as well as any related increase in any tax deductions, is directly related to the price of shares of our Class A common stock at the time of each redemption or exchange;

•	the extent to which such redemptions or exchanges are taxable—if a redemption or exchange is not taxable for any reason, increased tax deductions will not be available; and

•

the amount and timing of our income—the TRA generally requires us to pay 85% of the tax benefits as and when those benefits are treated as realized under the terms of the TRA. Except as discussed below in cases of (i) a material breach of a material obligation under the TRA, (ii) a change of control or (iii) an early termination of the TRA, if we do not have taxable income, it will generally not be required to make payments under the TRA for that taxable year because no tax benefits will have been realized. However, any tax benefits that do not result in realized tax benefits in a given taxable year may generate tax attributes that may be utilized to generate tax benefits in future taxable years. The utilization of any such tax attributes will result in payments under the TRA.

46    2023 Proxy Statement  •  BIOVENTUS

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

For purposes of the TRA, cash savings in income tax will be computed by comparing our actual income tax liability to the amount of such taxes that it would have been required to pay had there been no Basis Adjustments and had the TRA not been entered into. The TRA generally applies to each of our taxable years, beginning with the first taxable year ending after the consummation of the offering. There is no maximum term for the TRA; however, the TRA may be terminated by us pursuant to an early termination procedure that requires us to pay the Continuing LLC Owner an agreed upon amount equal to the estimated present value of the remaining payments to be made under the agreement (calculated based on certain assumptions, including regarding tax rates and utilization of the Basis Adjustments).

The payment obligations under the TRA are our obligation and not BV LLC’s. Although the actual timing and amount of any payments that may be made under the TRA will vary, we expect that the payments that we may be required to make to the Continuing LLC Owner could be significant. Any payments made by us to the Continuing LLC Owner under the TRA generally reduces the amount of overall cash flow that might have otherwise been available to us or to BV LLC and, to the extent that we are unable to make payments under the TRA for any reason, the unpaid amounts generally are deferred and accrue interest until paid by the Company.

Decisions made by the Company in the course of running its business, such as with respect to mergers, asset sales, other forms of business combinations or other changes in control, may influence the timing and amount of payments that are received by the Continuing LLC Owner under the TRA. For example, the earlier disposition of assets following a transaction that results in a Basis Adjustment generally accelerate payments under the TRA and increase the present value of such payments.

The TRA provides that if (i) we materially breach any of our material obligations under the TRA, (ii) certain mergers, asset sales, other forms of business combination, or other changes of control were to occur, on or before December 31, 2021 or (iii) we elect an early termination of the TRA, then its obligations, or its successor’s obligations, under the TRA would be based on certain assumptions, including an assumption that we would have sufficient taxable income to fully utilize all potential future tax benefits that are subject to the TRA. The TRA also provides that in the case of certain mergers, asset sales, other forms of business combination or other changes of control occurring on or after December 31, 2021, payments under the TRA would be based on certain assumptions, including an assumption that in each taxable year ending on or after the change of control, we would have taxable income equal to the greater of (A) actual taxable income for such taxable year and (B) the product of (x) four and (y) the highest taxable income in any of the four fiscal quarters ended prior to the change in control (increased by 10% for each taxable year beginning with the second taxable year following the change in control), in each case, as adjusted to take into account our actual percentage ownership in BV LLC for the taxable year for which the tax benefit payment is being determined.

As a result of the foregoing, (i) we could be required to make cash payments to the Continuing LLC Owner that are greater than the specified percentage of the actual benefits we ultimately realize in respect of the tax benefits that are subject to the TRA, and (ii) if we materially breach any of our material obligations under the TRA or if we elected to terminate the TRA early, we would be required to make an immediate cash payment equal to the present value of the anticipated future tax benefits that are the subject of the TRA, which payment may be made significantly in advance of the actual realization, if any, of such future tax benefits. In these situations, our obligations under the TRA could have a material adverse effect on our liquidity and could have the effect of delaying, deferring or preventing certain mergers, asset sales, other forms of business combination, or other changes of control. There can be no assurance that we will be able to finance our obligations under the TRA. We anticipate funding ordinary course payments under the TRA from distributions from BV LLC out of distributable cash, to the extent permitted by our agreements governing our indebtedness.

Payments under the TRA are based on the tax reporting positions that we determine. Pursuant to the TRA, the Continuing LLC Owner is required to reimburse us for cash payments previously made to it pursuant to the TRA if any tax benefits actually realized by us are subsequently challenged by a taxing authority and ultimately disallowed. In addition, but without duplication of any amounts previously reimbursed by the Continuing LLC Owner, any excess cash payments made by us to the Continuing LLC Owner will be netted against any future cash payments that we might otherwise be required to make under the terms of the TRA. However, a challenge to any tax benefits actually realized by us may not arise for a number of years following the initial time of such payment and we might not determine that we have effectively made an excess cash payment to the Continuing LLC Owner for a number of years following the initial time of such payment. Moreover, there can be no assurance that any excess cash payments for which the Continuing LLC Owner has a reimbursement obligation under the TRA will be repaid to us. As a result, it is possible that we could make cash payments under the TRA that are substantially greater than our actual cash tax savings. The applicable U.S. federal income tax rules are complex and factual in nature, and we cannot assure you that the IRS or a court will not disagree with our tax reporting positions. We have full responsibility for, and sole discretion over, all of our and BV LLC’s tax matters, including the filing and amendment of all tax returns and claims for refund and defense of all tax contests, subject to certain participation and approval rights held by the Continuing LLC Owner.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Payments are generally due under the TRA within a specified period of time following the filing of our tax return for the taxable year with respect to which the payment obligation arises, although interest on such payments begin to accrue at a rate of LIBOR plus 100 basis points from the due date, without extensions, of such tax return and ending on the date that such payments are required to be made under the terms of the TRA. Any late payments that may be made under the TRA continue to accrue interest at LIBOR plus 500 basis points from the due date of such payments under the TRA until such payments are made, including any late payments that we may subsequently make because we did not have enough available cash to satisfy our payment obligations at the time at which they originally arose, including as a result of restrictions on payments to our equity owners in the agreements governing our indebtedness. There have been no payments to the Continuing LLC Owner made by the Company pursuant to this agreement since January 1, 2020.

Bioventus LLC Agreement

We operate our business through BV LLC and its subsidiaries. We and the Continuing LLC Owner entered into the Bioventus LLC Agreement, which sets forth terms for the operations of BV LLC, and the rights and obligations of the holders of LLC Interests.

Under the Bioventus LLC Agreement, we are a member and the sole manager of BV LLC. As the sole manager, we are able to control all of the day-to-day business affairs and decision-making of BV LLC. As such, we, through our officers and directors, are responsible for all operational and administrative decisions of BV LLC and the day-to-day management of BV LLC’s business. Pursuant to the terms of the Bioventus LLC Agreement, we cannot, under any circumstances, be removed as the sole manager of BV LLC except by our election.

We are not entitled to compensation for our services as manager. We are entitled to reimbursement or capital contribution credit by BV LLC for fees and expenses incurred on behalf of BV LLC, including all expenses associated with our IPO and maintaining our corporate existence.

The Bioventus LLC Agreement recapitalizes the units that were held prior to the IPO in BV LLC into a new single class of common membership units, which we refer to as the “LLC Interests.” Each LLC Interest entitles the holder to a pro rata share of the net profits and net losses and distributions of BV LLC.

The Bioventus LLC Agreement requires “tax distributions” to be made by BV LLC to its members, as that term is defined in the agreement. Tax distributions will be made to members on a pro rata basis, including us, in an amount sufficient to allow the members, including us, to pay taxes owed in respect of income allocated by BV LLC and to allow us to meet our obligations under the TRA (as described above under the heading “Tax Receivable Agreement” above). For tax distributions made in the fiscal year ending December 31, 2022 (the 2022 fiscal year), the tax rate that we will use for purposes of determining tax distributions from BV LLC to its members will equal the combined federal, state, and local statutory tax rate applicable to us for the 2022 fiscal year, taking into account the deductibility of state and local taxes for federal purposes. For each subsequent fiscal year, the tax rate applicable to us for the 2022 fiscal year will apply with respect to tax distributions made during such fiscal year unless our Board determines otherwise. The tax rate used to determine tax distributions will apply regardless of the actual final tax liability of any such member. Tax distributions will also be made only to the extent all distributions from BV LLC for the relevant period were otherwise insufficient to enable each member to cover its tax liabilities as calculated in the manner described above. The Bioventus LLC Agreement allows for distributions to be made by BV LLC to its members on a pro rata basis out of “distributable cash,” as that term is defined in the agreement. We expect BV LLC may make distributions out of distributable cash periodically to the extent permitted by our agreements governing our indebtedness and necessary to enable us to cover our operating expenses and other obligations, including our tax liability and obligations under the TRA, as well as to make dividend payments, if any, to the holders of our Class A common stock.

The Bioventus LLC Agreement provides a redemption right to the Continuing LLC Owner which entitles it to have its LLC Interests redeemed, at its election, for newly-issued shares of our Class A common stock on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A common stock for each LLC Interest redeemed (subject to customary adjustments, including for stock splits, stock dividends and reclassifications). If the Continuing LLC Owner elects to receive a cash payment, we may elect to settle such redemption with Class A common stock in lieu of a cash payment, provided that if we elect to do so, the Continuing LLC Owner has the option to rescind its redemption request within a specified time period. Upon the exercise of the redemption right, the redeeming member will surrender its LLC Interests to BV LLC for cancellation. The Bioventus LLC Agreement requires that we contribute cash or shares of our Class A common stock to BV LLC in exchange for an amount of newly-issued LLC Interests in BV LLC that will be issued to us equal to the

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

number of LLC Interests redeemed from the Continuing LLC Owner. BV LLC will then distribute the cash or shares of our Class A common stock to the Continuing LLC Owner to complete the redemption. In the event of such a redemption election by the Continuing LLC Owner, we may effect a direct exchange of cash or Class A common stock for such LLC Interests in lieu of such a redemption. Whether by redemption or exchange, we are obligated to ensure that at all times the number of LLC Interests that we own equals the number of shares of Class A common stock issued by us (subject to certain exceptions for treasury shares and shares underlying certain convertible or exchangeable securities).

The Bioventus LLC Agreement provides for indemnification of the manager, members and officers of BV LLC and their respective subsidiaries or affiliates.

Stockholders Agreement

The Former LLC Owners and Continuing Owner, which hold Class A common stock or Class B common stock representing approximately 53.9% of the combined voting power of our Class A and Class B common stock as of April 12, 2023, entered into the Stockholders Agreement with us on February 16, 2021.

Pursuant to the terms of the Stockholders Agreement, EW Healthcare Partners, Spindletop Healthcare Capital, Pantheon Global, Ampersand Capital, Alta Partners and their respective affiliates (the “Essex Members”), collectively have the right to designate up to three individuals to be included in the slate of nominees recommended by the Board. Smith & Nephew, Inc. and Smith & Nephew (Europe) B.V. (the “SN Members”), collectively have the right to designate up to two individuals to be included in the slate of nominees recommended by the Board. The number of individuals that the Essex Members and SN Members may designate decreases if they dispose of certain percentages of our Common Stock that they owned as of the date of the IPO. At such time as Essex owns less than 10% of the shares of Class A common stock, and SN Members owns less than 10% of the shares of Class A common stock and Class B common stock that they owned as of the date of the IPO (each, the “Ownership Threshold”), the Essex Members or SN Members, as the case may be, will no longer have designation rights under the Stockholders Agreement.

Additionally, under the Stockholders Agreement, any increase or decrease in the size of our Board or any committee, and any amendment to our organizational documents, in each case require the approval of the Essex and SN Members, for so long as each collectively own at least the Ownership Threshold.

Registration Rights Agreement

The Company entered into the Registration Rights Agreement with the Original LLC Owners on February 16, 2021 in connection with its IPO. The Registration Rights Agreement provides the Original LLC Owners certain registration rights whereby, the Continuing LLC Owner can require the Company to register under the Securities Act shares of Class A common stock issuable to it upon, at our election, redemption or exchange of its LLC Interests, and the Former LLC Owners can require us to register under the Securities Act the shares of Class A common stock issued to them in connection with certain transactions completed in connection with the IPO. The Registration Rights Agreement provides for piggyback registration rights for the Original LLC Owners.

Minoan Medical (Pty) Ptd.

Minoan Medical (Pty) Ptd. (“Minoan”) (formerly Applied BioSurgical) is an independent distributor of the Company’s products in South Africa. The chief executive officer and controlling stockholder of Minoan is the brother of our former director, Stavros G. Vizirgianakis. Mr. Vizirgianakis resigned from the Board in August 2022. Minoan became a customer of the Company in connection with the Company’s acquisition of Misonix. The Company’s sales to Minoan subsequent to the Company’s acquisition of Misonix through December 31, 2022 were $2,217,871.

Indemnification Agreements

The Company has entered into separate indemnification agreements with its directors and executive officers. The indemnification agreements provide for indemnification of the directors and executive officers for expenses, judgments, fines and settlement amounts incurred by this person in any action or proceeding arising out of this person’s services as a director or executive officer or at the Company’s request. There have been no payments made by the Company pursuant to these agreements since January 1, 2021.

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Stockholders’ Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at the Company’s offices at 4721 Emperor Blvd. Ste. 100, Durham, North Carolina 27703 in writing not later than December 29, 2023. Stockholders intending to present a proposal at the 2024 annual meeting of stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2024 annual meeting of stockholders no later than March 9, 2024 and no earlier than February 8, 2024. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2024 annual meeting of stockholders is more than 30 days before or more than 60 days after June 7, 2024, then our Secretary must receive such written notice not later than the close of business on the 90th day prior to the 2024 annual meeting of stockholders and not earlier than the close of business on the 120th day prior to the 2024 annual meeting of stockholders or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2024 annual meeting of stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 8, 2024.

The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2022, with the exception of: Dr. McMurry-Heath, who filed Forms 3 and 4 on January 12, 2022 reporting the commencement of her relationship as a director of the Company and the acquisition of 1,157 RSUs on January 1, 2022; Dr. McMurry-Heath, Ms. Ladone and Messrs. Beyer and Vizirgianakis, who filed Forms 4 on June 22, 2022 reporting the vesting of 385, 1,813, 965, and 965 RSUs, respectively, on June 16, 2022; Ms. Church and Messrs. D’Adamio, Hawkins and Reali, who filed Forms 4 on March 16, 2023 reporting the acquisition of 13,823, 35,545, 3,949 and 114,882 RSUs, respectively, on March 14, 2022; Ms. Church and Mr. D’Adamio, who filed Forms 4 on April 12, 2023 reporting the acquisition of 37,385 and 96,133 shares underlying options, respectively, on March 14, 2022; Ms. Pavesio and Mr. Reali, who filed Forms 4 on April 21, 2023 reporting the acquisition of 35,545 RSUs for Ms. Pavesio, and 96,133 and 466,054 shares underlying options for Ms. Pavesio and Mr. Reali, respectively, on March 14, 2022; Ms. Church, who filed a Form 4 on April 21, 2023 reporting the sales of an aggregate of 131 shares to cover taxes in connection with shares purchased under the 2021 ESPP over various dates; and Mr. Nosenzo, who filed a Form 4 on April 21, 2023, reporting the acquisition of an aggregate of 3,398 shares and sales of an aggregate of 142 shares to cover the taxes in connection with shares purchased under the 2021 ESPP over various dates.

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Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2022, Guido J. Neels, Mary Kay Ladone and Guy P. Nohra served as members of the Compensation Committee. To our knowledge, during the fiscal year ended December 31, 2022, none of the relationships required to be disclosed by the rules of the SEC existed aside from those identified herein. See “Certain Relationships and Related Person Transactions” for a description of the Stockholder Agreement and Registration Rights Agreement involving EW Healthcare Partners and Alta Partners.

Other Matters

The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of the Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by the Company. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

We intend to file a proxy statement and proxy card with the SEC in connection with our solicitation of proxies for our Annual Meeting . Stockholders may obtain this proxy statement (and any amendments and supplements thereto) and other documents as and when filed by Bioventus with the SEC without charge from the SEC’s website at: www.sec.gov.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

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Bioventus’s Annual Report on Form 10-K

A copy of Bioventus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 12, 2023 without charge upon written request addressed to:

Bioventus Inc.

Attention: Secretary

4721 Emperor Blvd. Ste. 100,

Durham, North Carolina 27703

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K at www.Bioventus.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Anthony D’Adamio

Senior Vice President, General Counsel and Secretary

Durham, North Carolina

April 27, 2023

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ANNEX A

BIOVENTUS INC.

2023 RETENTION EQUITY AWARD PLAN

2023 Retention Equity Award Plan Approved by

the Board on April 17, 2023 and by the Stockholders on •, 2023

1.        Purposes of the Plan. The purposes of this Plan are to retain critical personnel serving as Employees; to provide additional incentives to Employees to contribute to the successful performance of the Company and any Related Entity; to promote the growth of the market value of the Company’s Common Stock; to align the interests of Participants with those of the Company’s stockholders; and to promote the success of the Company’s business.

2.        Definitions. The following definitions will apply as used herein and in all individual Award Agreements except as a term may be otherwise defined in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition will supersede the definition contained in this Section 2.

 (a)        “Administrator” means the Plan Administrator as described in Section 4. With reference to the duties of the Administrator under the Plan which have been delegated to one or more persons pursuant to Section 4, the term “Administrator” will refer to such person(s) unless such delegation has been revoked.

 (b)        “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal and state securities laws, the corporate laws of Delaware, and, to the extent other than Delaware, the corporate law of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

 (c)        “Award” means the grant of a Restricted Stock Unit under the Plan.

 (d)        “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Participant, including any amendments thereto.

 (e)        “Board” means the board of directors of the Company.

 (f)        “Cause” means, with respect to the termination by the Company or a Related Entity of a Participant’s Continuous Service:

   (i)        that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written employment agreement or other similar agreement between the Participant and the Company or such Related Entity, provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Change in Control, such definition of “Cause” will not apply until a Change in Control actually occurs; or

   (ii)        in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator: (A) the Participant’s performance of any act, or failure to perform any act, in bad faith and to the detriment of the Company or a Related Entity; (B) the Participant’s dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; (C) the Participant’s material breach of any noncompetition, confidentiality or similar agreement with the Company or a Related Entity, as determined under such agreement; (D) the Participant’s commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; (E) the Participant’s engaging in acts or omissions constituting gross negligence, misconduct or a willful violation of a Company or a Related Entity policy which is or is reasonably expected to be materially injurious to the Company and/or a Related Entity; or (F) the Participant’s failure to follow the reasonable instructions of the Board or such Participant’s direct supervisor, which failure, if curable, is not cured within 10 days after notice to such Participant or, if cured, recurs within 180 days.

 (g)        “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

   (i)        a transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of

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“persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Related Entities, an employee benefit plan maintained by the Company, or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition;

   (ii)        during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 2(g)(i) or Section 2(g)(iii)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

   (iii)        the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions, or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

   (A)        that results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

   (B)        after which no “person” or “related” group of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or related group of persons will be treated for purposes of this Section 2(g)(iii)(B) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

Notwithstanding the foregoing definition or any other provision of this Plan, (x) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (y) the definition of Change in Control (or any analogous term) in an individual written agreement between a Participant and the Company or a Related Entity will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that (1) if no definition of Change in Control (or any analogous term) is set forth in such an individual written agreement, the foregoing definition will apply; and (2) no Change in Control (or any analogous term) will be deemed to occur with respect to Awards subject to such an individual written agreement without a requirement that the Change in Control (or any analogous term) actually occur, and (z) if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (i), (ii), or (iii) with respect to such Award (or portion thereof) will only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

 (h)        “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

 (i)        “Committee” means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan in accordance with Section 4(a) below.

 (j)      “Common Stock” means the Company’s Class A common stock, $0.001 par value per share.

 (k)      “Company” means Bioventus Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Change in Control.

 (l)      “Continuous Service” means that the provision of services to the Company or a Related Entity as an Employee is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an

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Employee, Continuous Service will be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee can be effective under Applicable Laws. A Participant’s Continuous Service will be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Participant provides services ceasing to be a Related Entity. Continuous Service will not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor in the capacity of an Employee, or (iii) if permitted by the Administrator, a change in status from Employee to non-employee consultant to the Company or a Related Entity. An approved leave of absence for purposes of this Plan will include sick leave, military leave, or any other authorized personal leave, so long as the Company or Related Entity has a reasonable expectation that the individual will return to provide services for the Company or Related Entity, and provided further that the leave does not exceed six months, unless the individual has a statutory or contractual right to re-employment following a longer leave.

 (m)      “Data” has the meaning set forth in Section 19 of this Plan.

 (n)      “Effective Date” has the meaning set forth in Section 13 below.

 (o)      “Employee” means any person, including an Officer, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance.

 (p)      “Exchange Act” means the Securities Exchange Act of 1934, as amended.

 (q)      “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows.

   (i)        If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market, or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

   (ii)        If the Common Stock is regularly quoted on an automated quotation system (including the OTC markets and systems maintained by OTC Markets Group Inc.) or by a recognized securities dealer, its Fair Market Value will be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

   (iii)        In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof will be determined by the Administrator in good faith by application of a reasonable valuation method consistently applied and taking into consideration all available information material to the value of the Company in a manner in compliance with Section 409A.

 (r)      “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

 (s)      “Participant” means the holder of an outstanding Award.

 (t)      “Plan” means this Bioventus Inc. 2023 Retention Equity Award Plan, as the same may be amended from time to time.

 (u)      “Related Entity” means any entity (other than the Company), whether now or hereafter existing, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

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 (v)      “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

 (w)      “Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act, as such rule may be amended from time to time, and includes any successor provisions thereto.

 (x)      “Section 409A” means Section 409A of the Code, the Treasury Regulations and other guidance issued thereunder by the United States Department of the Treasury (whether issued before or after the Effective Date), and all state laws of similar effect.

 (y)      “Share” means a share of the Common Stock.

  (z)      “Tax Obligations” means all federal, state, local, and foreign income tax, social insurance, payroll tax, fringe benefits tax, or other tax-related liabilities related to a Participant’s participation in the Plan and the receipt of any benefits hereunder, as determined under the Applicable Laws.

3.        Stock Subject to the Plan.

  (a)        Subject to adjustment as described in Section 11 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is 600,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

  (b)        Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) will be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award will not be returned to the Plan and will not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares will become available for future grant under the Plan. In the event tax withholding obligations associated with an Award are satisfied by withholding Shares, any Shares so withheld will not again be available for Awards under the Plan.

  (c)        During the term of the Plan, the Company will at all times reserve and keep available a sufficient number of Shares to satisfy the requirements of the Plan.

4.        Administration of the Plan.

  (a)        Plan Administrator. The Plan will be administered by (i) the Board or (ii) a Committee designated by the Board, which Committee will be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee will continue to serve in its designated capacity until otherwise directed by the Board.

  (b)        Powers of the Administrator. Subject to the Applicable Laws, the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

   (i)        to select the Employees to whom Awards may be granted from time to time hereunder;

   (ii)        to determine whether and to what extent Awards are granted hereunder;

   (iii)        to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

   (iv)        determine the vesting schedule (if any) applicable to all Awards under the Plan;

   (v)        to determine the type, terms and conditions of any Award granted hereunder;

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   (vi)        to accelerate vesting on any Award or to waive any forfeiture restrictions applicable thereto or to waive any other limitation or restriction with respect to an Award;

   (vii)        to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto;

   (viii)        to approve forms of Award Agreements for use under the Plan;

   (ix)        to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Participants favorable treatment under such rules or laws; provided, however, that no Award will be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

   (x)        to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would materially adversely affect the Participant’s rights under an outstanding Award will not be made without the Participant’s written consent;

   (xi)        to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

   (xii)        to make other determinations as provided in this Plan; and

   (xiii)        to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator will not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan will be final, conclusive and binding on all persons having an interest in the Plan.

  (c)        Delegation of Authority. To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more Officers of the Company the authority to grant or amend Awards or to take other actions pursuant to this Section 4; provided, however, that in no event may an Officer of the Company be delegated the authority to grant awards to, or amend Awards held by, individuals who are subject to Section 16 of the Exchange Act or Officers to whom authority to grant or amend Awards has been delegated hereunder; and provided further that any delegation of authority will only be permitted to the extent it is permissible under Applicable Law. Any delegation hereunder will be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 4(c) will serve in such capacity at the pleasure of the Board and the Committee.

  (d)        Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated will be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons; provided, however, that within 30 days after the institution of such claim, investigation, action, suit or proceeding, such person will offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5.        Eligibility. Awards may be granted to Employees at the director level and above, provided, however, that the Administrator may grant Awards to Employees below the director level when the Administrator determines in its discretion that

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such awards are warranted for retentive purposes or for other reasons consistent with the purposes of the Plan. An Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6.        Terms and Conditions of Awards.

 (a)        Grant of Restricted Stock Units. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to eligible Employees, in such amounts, and on such terms, as the Administrator, in its sole discretion, determines. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the number of Restricted Stock Units awarded, the vesting schedule, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

 (b)        Vesting Criteria. The Administrator will establish vesting criteria for each Award in its discretion. Vesting criteria may include the Participant’s Continuous Service over a period or periods of time. The Administrator may also establish vesting criteria based upon the achievement of Company-wide, business unit, or individual performance goals, or any other basis determined by the Administrator in its discretion.

 (c)        Other Conditions. Subject to the terms of the Plan, the Administrator may establish additional terms and conditions of each Award including, but not limited to, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, and payment contingencies.

 (d)        Effect of Termination. Unless otherwise provided in the applicable Award Agreement, vesting of an Award will end upon the termination of the Participant’s Continuous Service for any reason. The Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that an Award may become vested subsequent to a termination of Continuous Service in the event of the Participant’s death, retirement or disability or any other specified termination of Continuous Service.

 (e)        Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon vesting of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

7.        Transferability of Awards. Unless the Administrator provides otherwise, no Award may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. Notwithstanding the foregoing, the Participant may designate one or more beneficiaries of the Participant’s Award in the event of the Participant’s death on a beneficiary designation form provided by the Administrator.

8.        Tax Withholding.

 (a)        Prior to the delivery of any Shares or cash pursuant to an Award, or at such other time as the Tax Obligations are due, the Company, in accordance with the Code and any Applicable Laws, will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all Tax Obligations. The Administrator may condition such delivery, payment, or other event pursuant to an Award on the payment by the Participant of any such Tax Obligations.

 (b)        The Administrator, pursuant to such procedures as it may specify from time to time, may designate the method or methods by which a Participant may satisfy the Tax Obligations. As determined by the Administrator in its sole discretion from time to time, these methods may include one or more of the following:

   (i)        paying cash;

   (ii)       directing the Company withhold cash or Shares deliverable to the Participant having a Fair Market Value equal to the amount required to be withheld;

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   (iii)      delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld or remitted, provided the delivery of such Shares will not result in any adverse accounting consequences as the Administrator determines;

   (iv)      selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine (whether through a broker or otherwise) equal to the Tax Obligations required to be withheld;

   (v)       retaining from salary or other amounts payable to the Participant cash having a sufficient value to satisfy the Tax Obligations; or

   (vi)      any other means which the Administrator determines to both comply with Applicable Laws, and to be consistent with the purposes of the Plan.

The amount of Tax Obligations will be deemed to include any amount that the Administrator determines may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state, local and foreign marginal income tax rates applicable to the Participant or the Company, as applicable, with respect to the Award on the date that the amount of tax or social insurance liability to be withheld or remitted is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the Tax Obligations are required to be withheld.

9.        Rights As a Stockholder. A Participant will not have any rights of a stockholder, nor will dividends accrue or be paid, with respect to any of the Shares granted pursuant to such Award until the Award is settled and the Shares are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

10.     Conditions Upon Issuance of Shares; Manner of Issuance of Shares.

 (a)    Legal Compliance. Shares will not be issued pursuant to the vesting of an Award unless the issuance and delivery of such Shares will comply with Applicable Laws. If at any time the Administrator determines that the delivery of Shares pursuant to the vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting of an Award or to otherwise receive Shares pursuant to the terms of an Award will be suspended until the Administrator determines that such delivery is lawful and will be further subject to the approval of counsel for the Company with respect to such compliance. The Company will have no obligation to effect any registration or qualification of the Shares under any Applicable Law.

 (b)        Investment Representations. As a condition to the receipt of Shares pursuant to an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such receipt that the Shares are being issued only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

 (c)        Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority has not been obtained.

 (d)        Form of Issuance of Shares. Subject to the Applicable Laws and any governing rules or regulations, the Company will issue or cause to be issued the Shares acquired pursuant to an Award and will deliver such Shares to or for the benefit of the Participant by means of one or more of the following as determined by the Administrator: (i) by delivering to the Participant evidence of book entry Shares credited to the account of the Participant, (ii) by depositing such Shares for the benefit of the Participant with any broker with which the Participant has an account relationship, or (iii) by delivering such Shares to the Participant in certificate form.

 (e)        Fractional Shares. No fractional Shares will be issued pursuant to any Award under the Plan; any Participant who would otherwise be entitled to receive a fraction of a Share upon vesting of an Award will receive from the Company cash in lieu of such fractional Shares in an amount equal to the Fair Market Value of such fractional Shares, as determined by the Administrator.

11.     Adjustments. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award and the number of Shares which have been authorized for issuance under the Plan but as to which

BIOVENTUS  •  2023 Proxy Statement    A-7

no Awards have yet been granted or which have been returned to the Plan, as well as any other terms that the Administrator determines require adjustment will be proportionately adjusted for (i) any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued and outstanding Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to the Company’s Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company will not be deemed to have been “effected without receipt of consideration.” Such adjustment will be made by the Administrator and its determination will be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason hereof will be made with respect to, the number or price of Shares subject to an Award. No adjustments will be made for dividends paid in cash or in property other than Common Stock of the Company, nor will cash dividends or dividend equivalents accrue or be paid in respect of unvested Awards hereunder.

12.     Change in Control.

   (a)        Notwithstanding any other provision of the Plan, in the event of a Change in Control, unless the Administrator elects to (i) accelerate vesting of an Award prior to the Change in Control or (ii) terminate an Award in exchange for cash, rights or property, then such Award will continue in effect or be assumed or an equivalent Award (which may include, without limitation, an Award settled in cash) substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event an Award continues in effect or is assumed or an equivalent Award substituted, and a Participant incurs a termination of Continuous Service by the Company or its successor without Cause, upon or within 12 months following the Change in Control, then such Participant will become fully vested in such continued, assumed or substituted Award upon such termination. In taking any of the actions permitted under this Section 12(a), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly. Such action(s) by the Administrator will take place as of the date of the Change in Control or such other date as the Administrator may specify.

   (b)        For the purposes of this Section 12, an Award will be considered assumed if, following the Change in Control, the Award is expressly assumed (and not simply by operation of law) by the successor corporation or its parent in connection with the Change in Control and the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the vesting of the Award, for each Share subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per-share consideration received by holders of Common Stock in the Change in Control.

13.     Effective Date and Term of Plan; Stockholder Approval.

   (a)        This Plan became effective upon its adoption by the Board (the “Effective Date”). The Plan will continue in effect for a period of 10 years from the Effective Date unless sooner terminated, subject to the approval of the Plan by the stockholders of the Company as described in Section 13(c) below.

   (b)        The expiration of the Plan will not have the effect of terminating any Awards outstanding on such date, except as otherwise provided in the applicable Award Agreement.

   (c)        The Plan will be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

14.     Amendment, Suspension or Termination of the Plan. The Board may at any time suspend or terminate the Plan, or amend the Plan in any respect, except that it may not (a) increase the total number of shares that may be issued under the

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Plan (except by adjustment pursuant to Section 11) or (b) extend the expiration date of the Plan without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing such action. No Award may be granted during any suspension of the Plan or after termination of the Plan. No suspension or termination of the Plan will adversely affect any rights under Awards already granted to a Participant without his or her consent.

15.     No Effect on Terms of Employment/Consulting Relationship. Neither the Plan nor any Award will confer upon any Participant any right with respect to the Participant’s Continuous Service, nor will either interfere in any way with the Participant’s right or the right of the Company or a Related Entity to terminate the Participant’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Participant who is employed on an “at will” basis is in no way affected by its determination that the Participant’s Continuous Service has been terminated for Cause for the purposes of this Plan.

16.     No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards will not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and will not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17.     Information to Participants. The Company will provide to each Participant, during the period for which such Participant has one or more Awards outstanding, such information as required by Applicable Laws.

18.     Electronic Delivery. The Administrator may decide to deliver any documents related to any Award granted under the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company or to request a Participant’s consent to participate in the Plan by electronic means. By accepting an Award, each Participant consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company, and such consent will remain in effect throughout Participant’s Continuous Service with the Company and any Related Entity and thereafter until withdrawn in writing by Participant.

19.     Data Privacy. The Administrator may decide to collect, use and transfer, in electronic or other form, personal data as described in this Plan or any Award for the exclusive purpose of implementing, administering and managing participation in the Plan. By accepting an Award, each Participant acknowledges that the Company holds certain personal information about Participant, including, but not limited to, name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, details of all Awards awarded, cancelled, vested or unvested, for the purpose of implementing, administering and managing the Plan (the “Data”). Each Participant further acknowledges that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan and that these third parties may be located in jurisdictions that may have different data privacy laws and protections, and Participant authorizes such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the recipient or the Company may elect to deposit any Shares acquired upon any Award.

20.     Application of Section 409A. This Plan and the Awards granted hereunder will be construed and administered such that the Awards either qualify for an exemption from the application of Section 409A or satisfy the requirements of Section 409A. If an Award is subject to Section 409A: (i) distributions will only be made in a manner and upon an event permitted under Section 409A, (ii) payments to be made upon a termination of employment will only be made upon a “separation from service” under Section 409A, (iii) payments to be made upon a Change in Control will only be made upon an event that qualifies as a “change in control event” under Section 409A (without giving effect to any elective provisions permitted thereunder), and (iv) in no event will a Participant, directly or indirectly, designate the calendar year in which a distribution is made, except in accordance with Section 409A. Each payment in any series of installment payments under an Award will be treated as a separate payment for purposes of Section 409A. Any Award granted under this Plan that is subject to Section 409A and that is to be distributed to a “specified employee” (as defined in Section 409A) upon a separation from service will be administered so that any distribution with respect to such Award will be postponed for six months following the date of the Participant’s separation from service (or, if earlier, the date of death of the Participant), if required by Section 409A. If a distribution is so delayed pursuant to Section 409A, the distribution will be paid within 30 days after the end of the six-month

BIOVENTUS  •  2023 Proxy Statement    A-9

period (or the Participant’s death, if earlier). Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures, or take any other actions, that the Administrator determines are necessary or appropriate to (A) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (B) comply with the requirements of Section 409A. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Participant will be solely responsible for the tax consequences of Awards, and in no event will the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A. Although the Company intends to administer the Plan to avoid taxation under Section 409A, the Company does not represent or warrant that the Plan or any Award is exempt from, or compliant with, Section 409A.

21.     Clawback/Repayment. All Awards will be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any applicable clawback, forfeiture or other similar policy adopted by the Board and as in effect from time to time; and (ii) the Applicable Laws. Further, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Participant may be required to repay any such excess amount to the Company.

22.     Unfunded Obligation. Participants will have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan will be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity will be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company will retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account will not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or a Related Entity. The Participants will have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

23.     Construction. Captions and titles contained herein are for convenience only and will not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular includes the plural and the plural includes the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

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BIOVENTUS INC.

4721 EMPEROR BOULEVARD, STE 100

DURHAM, NORTH CAROLINA 27703

BIOVENTUS INC. 4721 EMPEROR BOULEVARD, SUITE 100 DURHAM, NORTH CAROLINA 27703 (919) 474-6700

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Transmit your voting instructions by 11:59 p.m. Eastern Time on June 6, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/BVS2023

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Transmit your voting instructions by 11:59 p.m. Eastern Time on June 6, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxies submitted by mail must be received by the close of business on June 6, 2023.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V16467-P90664	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BIOVENTUS INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
			☐	☐	☐

1.	To elect the following nominees as Class II directors:

01) John A. Bartholdson
02) Patrick J. Beyer
03) William A. Hawkins
04) Mary Kay Ladone 05) Susan M. Stalnecker

The Board of Directors recommends you vote FOR the following proposal:							For	Against	Abstain

2.	To approve the Bioventus Inc. 2023 Retention Equity Award Plan.						☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:							For	Against	Abstain

3.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

4721 Emperor Boulevard, Suite 100

Durham, North Carolina 27703

(919) 474-6700

You are cordially invited to attend the Bioventus Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on June 7, 2023. The Bioventus Annual Meeting will be held solely in a virtual meeting format via live webcast. You will be able to virtually attend and vote at the Bioventus Annual Meeting by visiting www.virtualshareholdermeeting.com/BVS2023.

Whether or not you plan to virtually attend the Bioventus Annual Meeting, please vote over the Internet or by telephone or sign and return your proxy card as soon as possible in the envelope provided.

Stockholders of record at the close of business on April 12, 2023, and holders of proxies for those stockholders may attend and vote at the Bioventus Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Bioventus Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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BIOVENTUS INC. Annual Meeting of Stockholders June 7, 2023 10:00 a.m., Eastern Time This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Anthony P. Bihl III, Interim Chief Executive Officer, Mark Singleton, Chief Financial Officer, and Anthony D’Adamio, Corporate Secretary, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BIOVENTUS INC. that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on June 7, 2023, virtually at www.virtualshareholdermeeting.com/BVS2023, and any adjournment or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Bioventus Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

Continued and to be signed on reverse side